EXHIBIT 4.6

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
                     (Incorporated in the State of Florida)

              Offing of No More than 800,000 Shares of Common Stock
                             Until October 31, 2000

                         Offering Price: $2.50 per Share
                  Minimum Subscription: 20,000 Shares ($50,000)

     THESE SECURITIES INVOLVE A HIGH DEGREE OF RISK. PROSPECTIVE PURCHASERS
        SHOULD BE PREPARED TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT.

     Reference is made to the information contained under the caption ARisk Factors@ in this Memorandum. The Company does not guarantee or imply that there is, or that there will be a market for the resale of these shares. In addition, investors in the Common Stock must be willing and able to accept the lack of liquidity inherent in an investment in high-risk securities.

       THIS IS A "NO MINIMUM" STOCK OFFERING AND SHARES WILL BE ISSUED TO
          PURCHASERS UPON ACCEPTANCE BY THE COMPANY OF EACH INDIVIDUAL
                                  SUBSCRIPTION

     The Company is offering 800,000 Shares of its Common Stock at $2.50 per share to qualified investors pursuant to an exemption from registration under the Securities Act of 1933. Each purchaser will be required to buy a minimum of twenty thousand (20,000) Shares, for a minimum consideration of fifty thousand dollars ($50,000). However, the Company reserves the right, in its sole discretion, to sell less than the minimum subscription. (1)


                                              Price to Public (2)                 Discounts and           Proceeds to the
                                                                                Commissions (3)                Issuer (4)
----------------------------------- ----------------------------- ----------------------------- -------------------------

Per Share                                                   $2.50                         $0.25                     $2.25

----------------------------------- ----------------------------- ----------------------------- -------------------------

Per Minimum                                               $50,000                        $5,000                   $45,000
Subscription
----------------------------------- ----------------------------- ----------------------------- -------------------------

Total Maximum Offering                                 $2,000,000                      $200,000                $1,800,000
----------------------------------- ----------------------------- ----------------------------- -------------------------


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE ACCURACY OR ADEQUACY OF THIS
OFFERING MEMORANDUM BEEN CONSIDERED OR PASSED UPON BY ANY
REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


     (1) This offering is made by the Company on a "best efforts" basis, for a period of 180 days from the date of this Memorandum and may be extended, at the option of the Company for an additional period or periods not exceeding an additional 180 days in the aggregate.

     (2) No commissions will be paid in connection with sales which are made directly by the management of the Company.

     (3)  Before   deducting   certain  other   consulting,   organization   and
preoperating cost(s) payable by the Company including legal and accounting expenses.

                                  The date of this Memorandum is August 1, 2000.

                              TABLE OF CONTENTS

                                                                        Page No.
Summary of Offering...........................................................11

Risk Factors..................................................................12

Dilution......................................................................13

Capitalization................................................................13

Use of Proceeds...............................................................13

Business......................................................................13

Management....................................................................13

Principal Shareholders........................................................14

Description of the Securities.................................................15

Plan of Distribution..........................................................15


                                   EXHIBITS

Business Plan (Attached).......................................................A

Financial Projections (Attached)...............................................B

SEC 15c-211 (Separate Cover) ..................................................C

10QSB Filing of Financials for Period Ending June 30, 2000 (Separate Cover) ...D




                    TO BE COMPLETED AND RETURNED BY INVESTOR


SUBSCRIPTION DOCUMENTS (Separate Cover)  ......................................E

INVESTOR SUITABILITY QUESTIONAIRE (Separate Cover) ............................F

     THE UNITS ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND WILL NOT BE REGISTERED UNDER THE 1933 ACT, OR QUALIFIED UNDER THE SECURITIES LAW OF ANY STATE AND THEREFORE CANNOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM. THERE IS NO PUBLIC OR OTHER MARKET FOR SUCH UNITS.

     THE UNITS OFFERED HEREBY INVOLVE RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. (SEE "RISK FACTORS.")

     EACH RECIPIENT MUST RELY UPON HIS OR HER OWN REPRESENTATIVE AS TO LEGAL, TAX AND RELATED MATTERS.

     THE COMPANY INTENDS TO CONDUCT THE OFFERING THROUGH THE COMPANY IN SUCH A MANNER THAT THE SHARES WILL BE SOLD ONLY TO "ACCREDITED INVESTORS" AS THAT TERM IS DEFINED IN REGULATION D UNDER THE SECURITIES ACT OF 1933. THE REPRESENTATIONS OF EACH INVESTOR WILL BE REVIEWED TO DETERMINE THE SUITABILITY OF PROSPECTIVE INVESTORS (PARTICULARLY NONACCREDITED INVESTORS), AND THE COMPANY WILL HAVE THE RIGHT TO REFUSE A SUBSCRIPTION FOR SHARES IF IN ITS SOLE DISCRETION THE COMPANY BELIEVES THAT THE PROSPECTIVE INVESTOR DOES NOT MEET THE APPLICABLE SUITABILITY REQUIREMENT OR THAT THE SHARES ARE OTHERWISE AN UNSUITABLE INVESTMENT FOR THE PROSPECTIVE INVESTOR.

     THE COMPANY SHALL PRIOR TO THE SALE OF ANY SECURITIES ALLOW EACH INVESTOR OR HIS AGENT THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM ANY PERSON AUTHORIZED TO ACT ON BEHALF OF THE COMPANY CONCERNING ANY ASPECT OF THE INVESTMENT AND TO OBTAIN ANY ADDITIONAL INFORMATION (TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION) NECESSARY TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS OFFERING MEMORANDUM. INVESTORS OR THEIR REPRESENTATIVES HAVING QUESTIONS OR DESIRING ADDITIONAL INFORMATION SHOULD CONTACT MR. JOHN VAN ZYLL
(865) 482-8480.

                     NOTICES TO RESIDENTS OF CERTAIN STATES


                           NOTICE TO ALABAMA RESIDENTS

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE ALABAMA SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ALABAMA SECURITIES COMMISSION. THE COMMISSION DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT OF AN ALABAMA PURCHASER WHO IS NOT AN ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PERCENT OF SUCH PURCHASER'S NET WORTH, EXCLUSIVE OF PRINCIPAL RESIDENCE, FURNISHINGS AND AUTOMOBILES.

                           NOTICE TO ALASKA RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ALASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                           NOTICE TO ARIZONA RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ARIZONA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN SECTION 44-1844(1) OF SUCH ACT. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER SUCH ACT OR EXEMPTION THEREFROM.

     ARIZONA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SEVENTY- FIVE THOUSAND ($75,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM ANNUAL GROSS INCOME OF SEVENTY-FIVE THOUSAND ($75,000) DOLLARS; OR (ii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY-FIVE THOUSAND ($225,000) DOLLARS [AS COMPUTED ABOVE].

                          NOTICE TO ARKANSAS RESIDENTS

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER SECTION 14(b)(14) OF THE ARKANSAS SECURITIES ACT AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE ARKANSAS SECURITIES DEPARTMENT OR WITH THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE DEPARTMENT NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, MADE ANY RECOMMENDATIONS AS TO THEIR PURCHASE, APPROVED OR DISAPPROVED THE OFFERING, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, AN INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTOR'S NET WORTH AT THE TIME OF PURCHASE, ALONE OR JOINTLY WITH SPOUSE.

                         NOTICE TO CALIFORNIA RESIDENTS

     IF THE COMPANY ELECTS TO SELL SHARES IN THE STATE OF CALIFORNIA, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SHARES, OR OTHER Unit THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFORE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES. NOTICE TO CONNECTICUT RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                          NOTICE TO DELAWARE RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE DELAWARE SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

                           NOTICE TO FLORIDA RESIDENTS

     THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                           NOTICE TO GEORGIA RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 9(m) OF SUCH ACT AND THE SECURITIES CANNOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SAID ACT.

                            NOTICE TO IDAHO RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE IDAHO SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION OR EXEMPTION THEREFROM.

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, THE INVESTMENT BY AN NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO INDIANA RESIDENTS

     EACH INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES) EQUAL TO AT LEAST
THREE (3) TIMES THE AMOUNT OF HIS INVESTMENT BUT IN NO EVENT LESS THAN SEVENTY-FIVE THOUSAND ($75,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, HOME FURNISHINGS AND AUTOMOBILES OF TWO (2) TIMES HIS INVESTMENT BUT IN NO EVENT LESS THAN THIRTY THOUSAND ($30,000) DOLLARS AND A GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS.

                            NOTICE TO IOWA RESIDENTS

     IOWA RESIDENTS MUST HAVE EITHER (i) A NET WORTH OF AT LEAST FORTY THOUSAND ($40,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM ANNUAL GROSS INCOME OF FORTY THOUSAND ($40,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000) DOLLARS AS COMPUTED ABOVE.

                           NOTICE TO KANSAS RESIDENTS

     AN INVESTMENT BY AN NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTOR'S NET WORTH; EXCLUDING PRINCIPAL RESIDENCE, FURNISHINGS THEREIN AND PERSONAL AUTOMOBILES.

                          NOTICE TO KENTUCKY RESIDENTS

     THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (OR OTHER DOCUMENT), HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION OR QUALIFICATION PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREIN.

     ANYTHING TO THE CONTRARY HEREIN NOTWITHSTANDING, THE INVESTMENT BY A NON-ACCREDITED INVESTOR MAY NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO MAINE RESIDENTS

     THESE SECURITIES ARE BEING SOLD PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE BANK SUPERINTENDENT OF THE STATE OF MAINE UNDER SECTION 10520(2)(R) OF TITLE 32 OF THE MAINE REVISED STATUTES. THESE SECURITIES MAY BE DEEMED RESTRICTED SECURITIES AND AS SUCH THE HOLDER MAY NOT BE ABLE TO RESELL THE SECURITIES UNLESS PURSUANT TO REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS OR UNLESS AN EXEMPTION UNDER SUCH LAWS EXIST.

                          NOTICE TO MARYLAND RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MARYLAND SECURITIES ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION SET FORTH IN SECTION 11-602(9) OF SUCH ACT. UNLESS THESE SECURITIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF MARYLAND, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SUCH ACT.

                        NOTICE TO MASSACHUSETTS RESIDENTS

     MASSACHUSETTS RESIDENTS MUST HAVE HAD EITHER (i) A MINIMUM NET WORTH OF AT LEAST FIFTY THOUSAND ($50,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND HAD DURING THE LAST YEAR, OR IT IS ESTIMATED THAT THE SUBSCRIBER WILL HAVE DURING THE CURRENT TAX YEAR, TAXABLE INCOME OF FIFTY THOUSAND ($50,000) DOLLARS OR (ii) A NET WORTH OF AT LEAST ONE HUNDRED FIFTY THOUSAND ($150,000) DOLLARS [AS COMPUTED ABOVE].

                          NOTICE TO MICHIGAN RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE MICHIGAN SECURITIES ACT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

     THE COMPANY SHALL PROVIDE ALL MICHIGAN INVESTORS WITH A DETAILED WRITTEN STATEMENT OF THE APPLICATION OF THE PROCEEDS OF THE OFFERING WITHIN SIX (6) MONTHS AFTER COMMENCEMENT OF THE OFFERING OR UPON COMPLETION, WHICHEVER OCCURS FIRST, AND WITH ANNUAL CURRENT BALANCE SHEETS AND INCOME STATEMENTS THEREAFTER.

                          NOTICE TO MINNESOTA RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER CHAPTER 80 OF THE MINNESOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW.

                         NOTICE TO MISSISSIPPI RESIDENTS

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE MISSISSIPPI SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE MISSISSIPPI SECRETARY OF STATE OR WITH THE SECURITIES AND EXCHANGE COMMISSION, NEITHER THE SECRETARY OF STATE NOR THE COMMISSION HAS PASSED UPON THE VALUE OF THESE SECURITIES, NOR HAS APPROVED OR DISAPPROVED THE OFFERING. THE SECRETARY OF STATE DOES NOT RECOMMEND THE PURCHASE OF THESE OR ANY OTHER SECURITIES.

     THERE IS NO ESTABLISHED MARKET FOR THESE SECURITIES AND THERE MAY NOT BE ANY MARKET FOR THESE SECURITIES IN THE FUTURE. THE SUBSCRIPTION PRICE OF THESE SECURITIES HAS BEEN ARBITRARILY DETERMINED BY THE ISSUER AND IS NOT AN INDICATION OF THE ACTUAL VALUE OF THESE SECURITIES.

     THE PURCHASER OF THESE SECURITIES MUST BEEN CERTAIN SUITABILITY STANDARDS AND MUST BE ABLE TO BEAR THE ENTIRE LOSS OF HIS INVESTMENT. ADDITIONALLY, ALL PURCHASERS WHO ARE NOT ACCREDITED INVESTORS MUST HAVE A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS AND INCOME OF THIRTY THOUSAND ($30,000)
DOLLARS OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS. THESE SECURITIES MAY NOT BE TRANSFERRED FOR A PERIOD OF ONE (1) YEAR EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE MISSISSIPPI SECURITIES ACT OR IN A TRANSACTION IN COMPLIANCE WITH THE MISSISSIPPI SECURITIES ACT.

                          NOTICE TO MISSOURI RESIDENTS

     THESE SECURITIES ARE SOLD TO, AND BEING ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPTED UNDER SECTION 10, SUBSECTION 409.402(B), MISSOURI UNIFORM SECURITIES ACT (RMSO 1969).

     THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF MISSOURI. UNLESS THE SHARES ARE REGISTERED, THEY MAY NOT BE REOFFERED OR RESOLD IN THE STATE OF MISSOURI, EXCEPT AS A SECURITY, OR IN A TRANSACTION EXEMPT UNDER SAID ACT.

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTOR MUST HAVE A MINIMUM ANNUAL INCOME OF THIRTY THOUSAND ($30,000) DOLLARS AND A NET WORTH OF AT LEAST THIRTY THOUSAND ($30,000) DOLLARS (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OR A NET WORTH OF SEVENTY FIVE THOUSAND ($75,000) DOLLARS EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES.

     AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTOR'S NET WORTH.

                           NOTICE TO MONTANA RESIDENTS

     EACH MONTANA RESIDENT WHO SUBSCRIBES FOR THE SECURITIES BEING OFFERED HEREBY AGREES NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER DATE OF PURCHASE.

     ANYTHING   TO  THE   CONTRARY   NOTWITHSTANDING,   THE   INVESTMENT   BY  A
NON-ACCREDITED INVESTOR MAY NOT EXCEED TWENTY (20%) PERCENT OF THE INVESTORS NET WORTH.

                          NOTICE TO NEBRASKA RESIDENTS

     THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE NEBRASKA SECURITIES ACT AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THAT ACT OR EXEMPTION THEREFROM.

                        NOTICE TO NEW HAMPSHIRE RESIDENTS

     EACH NEW HAMPSHIRE INVESTOR PURCHASING SHARES MUST WARRANT THAT HE HAS EITHER (i) A NET WORTH (EXCLUSIVE OF HOME, FURNISHINGS AND AUTOMOBILES) OF TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS OR (ii) A NET WORTH (EXCLUSIVE OF HOME, FURNISHING AND AUTOMOBILES) OF ONE HUNDRED TWENTY FIVE THOUSAND ($125,000) DOLLARS AND FIFTY THOUSAND ($50,000) DOLLARS ANNUAL INCOME.

                         NOTICE TO NEW JERSEY RESIDENTS

     THE ATTORNEY GENERAL OF THE STATE HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        NOTICE TO NORTH DAKOTA RESIDENTS

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSIONER OF THE STATE OF NORTH DAKOTA NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                          NOTICE TO NEW YORK RESIDENTS

     THIS OFFERING MEMORANDUM HAS NOT YET BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     THIS OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THAT WERE MADE, NOT MISLEADING. IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

                       NOTICE TO NORTH CAROLINA RESIDENTS

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE NORTH CAROLINA SECURITIES ACT. THE NORTH CAROLINA SECURITIES ADMINISTRATION NEITHER RECOMMENDS NOR ENDORSES THE PURCHASE OF ANY SECURITY, NOR HAS THE ADMINISTRATOR PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          NOTICE TO OKLAHOMA RESIDENTS

     THE SECURITIES RENDERED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE OKLAHOMA SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933 AND/OR THE OKLAHOMA SECURITIES ACT OF AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY A NON-ACCREDITED INVESTOR SHALL NOT EXCEED TEN (10%) PERCENT OF THE INVESTORS NET WORTH.

                           NOTICE TO OREGON RESIDENTS

     THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED WITH THE DIRECTOR OF THE STATE OF OREGON UNDER THE PROVISIONS OF OAR 441-65-240. THE INVESTOR IS ADVISED THAT THE DIRECTOR HAS MADE ONLY A CURSORY REVIEW OF THE REGISTRATION STATEMENT AND HAS NOT REVIEWED THIS DOCUMENT SINCE THIS DOCUMENT IS NOT REQUIRED TO BE FILED WITH THE DIRECTOR.

     THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE COMPANY CREATING THE SECURITIES, AND THE TERMS OF THE OFFERING INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES.

                        NOTICE TO PENNSYLVANIA RESIDENTS

     ANY PERSON WHO ACCEPTS AN OFFER TO PURCHASE THE SECURITIES IN COMMONWEALTH OF PENNSYLVANIA IS ADVISED, THAT PURSUANT TO SECTION 207(m) OF THE PENNSYLVANIA SECURITIES ACT, HE SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE, AND RECEIVE A FULL REFUND OF ANY CONSIDERATION PAID, WITHOUT INCURRING ANY LIABILITY, WITHIN TWO (2) BUSINESS DAYS FROM THE TIME THAT HE RECEIVES NOTICE OF THIS WITHDRAWAL RIGHT AND RECEIVES THE PLACEMENT OFFERING MEMORANDUM. ANY PERSON WHO WISHES TO EXERCISE SUCH RIGHT OF WITHDRAWAL IS ADVISED TO GIVE NOTICE BY LETTER OR TELEGRAM SENT AND POSTMARKED BEFORE THE END OF THE SECOND BUSINESS DAY AFTER EXECUTION. IF THE REQUEST FOR WITHDRAWAL IS TRANSMITTED ORALLY, WRITTEN CONFIRMATION MUST BE GIVEN. ANY PERSON WHO PURCHASES UNITS WHO IS A PENNSYLVANIA RESIDENT WILL NOT SELL SUCH Units FOR A PERIOD OF TWELVE (12) MONTHS BEGINNING WITH THE CLOSING DATE. PENNSYLVANIA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF THIRTY THOUSAND ($30,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM ANNUAL GROSS INCOME OF THIRTY THOUSAND ($30,000) DOLLARS, OR (ii) A NET WORTH OF AT LEAST SEVENTY-FIVE THOUSAND ($75,000) DOLLARS [AS COMPUTED ABOVE], AND MAY NOT INVEST MORE THAN TEN (10%) PERCENT OF THEIR NET WORTH [EXCLUSIVE OF THE SUBSCRIBER'S HOME, HOME FURNISHINGS AND AUTOMOBILES].

                       NOTICE TO SOUTH CAROLINA RESIDENTS

     THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION UNDER THE SOUTH CAROLINA UNIFORM SECURITIES ACT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT BEEN FILED WITH THE SOUTH CAROLINA SECURITIES COMMISSIONER. THE COMMISSIONER DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF ANY SECURITIES, NOR DOES IT PASS UPON THE ACCURACY OR COMPLETENESS OF THIS OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        NOTICE TO SOUTH DAKOTA RESIDENTS

     THE SHARES HAVE NOT BEEN REGISTERED UNDER CHAPTER 47-31 OF THE SOUTH DAKOTA SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DEPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION, EXEMPTION THEREFROM OR OPERATION OF LAW.

     SOUTH DAKOTA RESIDENTS MUST HAVE EITHER (i) A MINIMUM NET WORTH OF AT LEAST SIXTY THOUSAND ($60,000) DOLLARS [EXCLUDING HOME, HOME FURNISHINGS AND AUTOMOBILES] AND A MINIMUM GROSS INCOME OF SIXTY THOUSAND ($60,000) DOLLARS, OR
(ii) A NET WORTH OF AT LEAST TWO HUNDRED TWENTY-FIVE THOUSAND ($225,000) DOLLARS [AS COMPUTED ABOVE].

                          NOTICE TO TENNESSEE RESIDENTS

     ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO TEXAS RESIDENTS

     THIS OFFERING MEMORANDUM IS FOR THE INVESTOR'S CONFIDENTIAL USE AND MAY NOT BE REPRODUCED. ANY ACTION CONTRARY TO THESE RESTRICTIONS MAY PLACE SUCH INVESTOR AND THE ISSUER IN VIOLATION OF THE TEXAS SECURITIES ACT.

ANYTHING TO THE CONTRARY NOTWITHSTANDING, AN INVESTMENT BY ANY INVESTOR SHALL NOT EXCEED TEN (10%) PERCENT OF THE INVESTOR'S NET WORTH.

                            NOTICE TO UTAH RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT OR EXEMPTION THEREFROM.

                         NOTICE TO WASHINGTON RESIDENTS

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE WASHINGTON SECURITIES ACT AND THE ADMINISTRATOR OF SECURITIES OF THE STATE OF WASHINGTON HAS NOT BEEN REVIEWED THE OFFERING OR OFFERING MEMORANDUM. THESE SECURITIES MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.

     IT IS THE RESPONSIBILITY OF ANY INVESTOR PURCHASING SHARES TO SATISFY ITSELF AS TO FULLY OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE REQUIREMENTS.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OF ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES ARE OFFERED BY THE COMPANY SUBJECT TO PRIOR SALE, ACCEPTANCE OR AN OFFER TO PURCHASE, WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFER, WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT TO REJECT ANY ORDER, IN WHOLE OR IN PART, FOR THE PURCHASE OF ANY OF THE SECURITIES OFFERED HEREBY.

                               SUMMARY OF OFFERING

The Offering

     The Company is offering 800,000 Shares of its Common Stock at $2.50 per share to qualified investors pursuant to an exemption from registration under the Securities Act of 1933. Each purchaser will be required to buy a minimum of twenty thousand (20,000) Shares, for a minimum consideration of fifty thousand dollars ($50,000). However, the Company reserves the right, in its sole discretion, to sell less than the minimum subscription.

     This Offering is being conducted pursuant to Section 4(2) of the Securities Act of 1933, as amended (Athe Act@), and Rule 506 of Regulation D promulgated thereunder ("Rule 506") or other applicable provisions. The shares shall be Rule 144 Restricted shares. In addition, at any time that the Company proposes to file a Company registration statement on Form S-1 under the Act, each share investor will have piggyback registration rights if approved by the Underwriter.

The Offering

Type of security
offered.............................................................Common Stock

Offering price per Share
 ...........................................................................$2.50
Minimum Purchase (20,000 shares).........................................$50,000
Maximum Number of Shares Offered.........................................800,000
Common Stock Outstanding
         Prior to the Offering........................................11,341,900
         After the Maximum Offering..................................12,141,900*
*Prior to the exercise of any Warrant offered

The Company

     The Officers and Directors of the Company are specifically set forth in the Business Plan of the Company attached hereto dated December 20, 1999.

     The executive office of Diversified Product Inspections, Inc. is as follows:

                  3 Main Street
                  Oakridge, TN 37830
                  Phone: (865) 482-8480
                  Fax:  (865) 482-8477

Selected Financial Information

     The financial data, if any, is specifically set forth in the Business Plan of the Company attached hereto dated December 20, 1999.

                                RISK FACTORS

     The purchase of Units offered hereby involves a high degree of risk. These securities should only be purchased by persons who can afford the risk of loss of their entire investment. Prior to the purchasing of shares, prospective investors should carefully consider the following risk factors:

     1. The securities market is extremely risky and there are an unlimited number of opportunities. There can be no assurance that the Company will be able to identify or invest in a group of profitable securities or develop suitable investment opportunities. If the Company does identify such opportunities, the Company may not have sufficient capital to effectively invest in or otherwise manage such opportunities.

     2. To date the Company has minimal revenues from operations and only nominal assets. See "Financial Statements." The Company faces all the risks inherent in a new business and there can be no assurance that any of the Company's planned future activities will be successful. Since the Company was recently organized, it cannot provide historical information and financial data upon which a prospective investor can make an informed judgment as to the future prospects of the Company. The purchase of the securities offered hereby must therefore be regarded as the placing of funds at a high risk in a new or "start-up" venture with all the unforeseen costs, expenses, problems and difficulties to which such ventures are subject. See "Use of Proceeds" and "Business."

     3. Without the proceeds of this Offering the Company will have only minimal capital and will be limited in its operations. If the Offering does not raise a substantial amount of funds, the Company's capital may prove to be insufficient to permit substantial operations to commence, other than to a very limited extent. The Company may receive from this offering maximum net proceeds of $1,800,000, which management believes will be sufficient to continue the Company's plan of operation. Less than the maximum amount may be obtained. If less than the maximum financing offering is not available to the Company, its activities may be materially and adversely affected.

     4. Management may be required to hire additional personnel or obtain independent outside professionals to evaluate certain aspects of its business operations. No arrangements have been made in this regard. It is difficult to forecast the amount of time that the Manager will devote to Company business subsequent to commencing active operations.

     5. None of the outstanding Units of the Company currently outstanding have been registered under the Securities Act of 1933, as amended (the "Act"). The Units are offered herein pursuant to Regulation D, and as such are "restricted" under the Securities Act of 1933. Local jurisdictions will also require the placement of transfer restrictions on such Units.

     6. The Company has broad discretion to invest the funds of the company.

                                  DILUTION

     If all of the Units offered hereby are sold, the Share holders will own 14.5% of the Common stock of the Company, for which they will have paid a minimum of $2,000,000.00 or $2.50 per Share. Based on existing issued and outstanding shares, existing shareholders (prior to exercise of warrants) and after sale of Units will own 84.5% of the issued and outstanding stock of the Company. (See "Use of Proceeds").

                               CAPITALIZATION

                               USE OF PROCEEDS

     The net proceeds to be realized from this offering will approximate $1,800,000 if the maximum offering is sold; however, it is likely that less than the full amount of this offering will be obtained. Management anticipates the net proceeds less initial expenses payable will be applied to the business of the Company, providing capital for marketing and expansion and working capital. No escrow is required and no minimum sale of Units is required before the Company may commence use of the funds of investors.

                                  BUSINESS

     The Officers and Directors of the Company are specifically set forth in the Business Plan of the Company attached hereto dated August 1, 2000 B Exhibit A.

     The executive office of Diversified Product Inspections, Inc. is as follows:

                  3 Main Street
                  Oakridge, TN 37830
                  Phone: (865) 482-8480
                  Fax:  (865) 482-8477

                                    Exhibit A


                               Diversified Product
                                Inspections, Inc.

                                [GRAPHIC OMITTED]

                     An Independent Product Testing Service

          Specializing in Product Failures, Air Contamination and Fire
                                 Investigations

Investor Relations Contact:                      Corporate Contact:
Global Development Advisors                      Diversified Products Inspectors
Noreen Wilson/Joseph Griffin                     John VanZyll
4718 Lillian Ave                                 President & CEO
Palm Beach Gardens, FL  33418                    3 Main Street
Phone:     561-694-9425                          Oak Ridge, TN  37830
Fax:       561-624-1171                          Phone:   (865) 482-8480
E-mail:    info@gdadvisors.com                   Fax:   (865) 482-8477
Website:   www.gdadvisors.com                    E-mail: info@dpi-inc.com
                                                 Website: www.dpi-inc.com

                         Revision Date: August 15, 2000

                        Confidential CORPORATE PROFILE

     DISCLOSURE STATEMENT: This CORPORATE PROFILE is being submitted by Diversified Product Inspections, Inc. ("DPI" or the "Company") on a confidential basis for use solely by prospective investors. Its use for any other purpose is not authorized. It may not be reproduced or redistributed, in whole or in part, nor may its contents be disclosed to any other person. The CORPORATE PROFILE should be read in conjunction with the appendices which constitute a part hereof. Except as expressly provided herein. No person is authorized to make any representations or give any information not contained in this CORPORATE PROFILE or the appendices hereto and no such representations or information may be relied upon by prospective investors.

     Each recipient of this CORPORATE PROFILE agrees to hold the contents of the CORPORATE PROFILE and all related documents in the strictest confidence and that they will not utilize such information for any competitive purpose or in any manner detrimental to the interests of the Company. Furthermore, the recipient agrees to return the CORPORATE PROFILE and all other documents received if such recipient does not participate in any contemplated transactions with DPI or at DPI's request.

     This CORPORATE PROFILE does not constitute an offer or solicitation in any state or other jurisdiction in which such offer or solicitation is not authorized. Prospective investors are not to construe the contents of this CORPORATE PROFILE as legal, business or tax advice. Each prospective investor should consult his/her own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning any contemplated transaction with the Company.

     Any estimates or forecasts as to events that may occur in the future (including forecasts of revenue, expenses, net income or other operating measures) are based upon the best judgment of the Company's management as of the date of this CORPORATE PROFILE. The Company or its accountants have not compiled or examined the forecasts or audited the financial statements included herein. Whether or not such estimates or forecasts may be achieved will depend upon the Company achieving its overall business objectives and the availability of funds. There is no guarantee that any of these forecasts will be attained. Actual results may vary from the forecasts and such variations may be material.

     Neither the delivery of the CORPORATE PROFILE at any time nor any transaction made pursuant hereto shall imply that information contained herein is correct as of any time subsequent to the date set forth on the cover hereof.

     All of the information contained herein, including, without limitation, statements, estimates, and projections as to future operations, revenue and net income of the Company and adjustments to historical financial data, has been based on material furnished by the Company. Each investor should make HIS/HER own independent evaluation of the information contained in this CORPORATE PROFILE which has been included herein in reliance on the Company as to the accuracy or completeness of any information contained herein. Furthermore, this CORPORATE PROFILE contains summaries, believed by the Company to be accurate, or certain terms of certain documents, but reference is made to the actual documents, copies of which may accompany this CORPORATE PROFILE. All such summaries are qualified in their entirety by this reference. The Company reserves the right to supplement or amend this CORPORATE PROFILE, in whole or in part, without notice, for any reason whatsoever.

     This CORPORATE PROFILE does not purport to be all-inclusive or contain all the information, which a prospective investor may desire. By acceptance of this CORPORATE PROFILE, prospective investors recognize the need to conduct their own thorough investigation and due diligence before considering an investment in the Company. The Company will make available to any qualified prospective investor, the opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of any contemplated transaction, the Company or any other relevant matters, and to obtain any additional information to the extent the Company possesses such information or can obtain it without unreasonable effort or expense.

     SAFE HARBOR ACT NOTICE: The statements in this CORPORATE PROFILE regarding future results of operations are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reliable assumptions, it can give no assurance that its expectations will be obtained. Factors that could cause actual results to differ materially from the Company's expectations include industry conditions, acceptance and demand for the Company's products and success of the Company's marketing efforts. These forward-looking statements speak only as of the date hereof. The Company disclaims any intent or obligation to update these forward-looking statements.

     DISCLAIMER: This CORPORATE PROFILE was compiled by Global Development Advisors, Inc. All of the information, data, and forward looking statements contained herein are compiled from and based upon information and data provided by Diversified Product Inspections, Inc. to Global Development Advisors. This document has been reviewed and approved by the management Diversified Product Inspections, Inc. Global Development cannot and does not make any claims, assertions or guarantees as to the accuracy of the representations of the Company contained herein.

Compiled by Global Development Advisors 1999-2000                         Page i

                              Table of Contents




Executive Summary..............................................................2


Products and Services..........................................................5
Overview.......................................................................5
Products and Services for the Insurance Industry...............................5
Investigations and Inspections.................................................6
   On-Site Investigations......................................................6
   Mail-In Program.............................................................6
   Indoor Air Quality Testing..................................................7
   Secure Storage and "Chain of Custody".......................................8
   Expert Testimony............................................................8
Outsource Program..............................................................9
Structure Evaluations and Consumer Product Evaluation..........................9
Additional Services............................................................9
Website and E-commerce........................................................10
Manufacturer Defective Product Notifications..................................10
Business Plan.................................................................11
Marketing Plan................................................................11
Competitive Advantage.........................................................11
Client List...................................................................13
Expansion Plan................................................................14
New Headquarters and Laboratory...............................................14
Outsource Program.............................................................14

Compiled by Global Development Advisors 1999-2000                         Page i

                               Table of Contents
Projected Revenues............................................................14
Success Stories...............................................................15
Board of Directors and Officers...............................................17
Professional Organizations and Associations...................................18
Recent News...................................................................19





Compiled by Global Development Advisors 1999-2000                        Page ii

                      Diversified Product Inspections, Inc.



                                Executive Summary

     This Executive Summary is provided to illustrate Diversified Product Inspection, Inc.'s viability as an attractive public company investment to prospective institutional and individual stock market investors.

     Diversified Products Inspection, Inc. (DPI) was incorporated in the State of Florida on September 30, 1991. Diversified Product Inspections, Inc. has merged into a fully reporting company. The Company plans to file an application with NASD and hopes to begin trading in the next 60 days under the symbol DPIX . DPI is located at 3 Main Street, Oak Ridge, Tennessee 37830. Telephone: (865) 482-8480. Fax: (865) 482-8477. The Company maintains a web page at:
http://www.dpi-inc.com. Diversified Product Inspection, Inc. specializes in conducting investigations and laboratory analysis of a wide variety of products to determine the "cause and origin" of failures. The Company's primary customers are insurance companies that are interested in subrogating claims to recover losses.

     The insurance industry is one of the largest business enterprises in the United States. Insurance claims paid by the industry in 1998 were approximately $150 billion and estimated to be $180 billion in 1999. In 1998, depending upon the insurance company, only 1% to 5% of claims were subrogated. It is estimated that the subrogation potential could be $10-15 billion annually, based on the industry internal goals of 7-10%. DPI's clients have been able to subrogate as high as 68% of submitted claims.

     Diversified Product Inspections, Inc. is the inspiration of entrepreneur John VanZyll. After many years of experience in home construction, and employment as a Customer Service Manager for several large developers and homebuilders, Mr. VanZyll recognized the opportunity and need for a service that would help protect consumers and assist them in making informed decisions regarding home or appliance purchases.

     During the course of home investigations, the Company noted a large number of defective products not necessarily related to home construction. Because the home inspection industry is saturated and highly competitive, DPI sought to differentiate itself from its competitors by adding product failure investigations, as an additional service. The Company quickly realized that there was tremendous demand for this type of service by the insurance industry and has since been able to establish itself as a specialist in this rapidly growing field. DPI has developed a sustainable competitive advantage in this lucrative niche market through the creation of a proprietary database.

     DPI began to accumulate a database of known defective products, and in 1994 began concentrating, almost exclusively, on defective product investigations for the insurance subrogation field. DPI now has a computerized database with key identifiers of over 300,000 products, a library of over 100,000 photos and documentation, plus hundreds of videos. To the Company's knowledge, there is no other company in the US that possesses such an extensive database, or is capable of providing the cost-effective range of services and experience that DPI can offer its clients.

Compiled by Global Development Advisors 1999                              Page 1

                     Diversified Product Inspections, Inc.




     DPI has enjoyed steady growth in customer base over its nine-year history. The Company currently provides investigative services for over 1,900 insurance adjusters in more than 40 states. The Company employs eight state-licensed Private Investigators who are trained and certified as "Cause and Origin" investigators, and six lab technicians. DPI also offers pre-failure evaluations of structures, building materials and appliances.

     Since its formation, DPI has also experienced steady growth in revenues and profits. Since 1996, the Company has increased gross sales from $188,780 to $329,547 in 1998 and $677,078 in 1999. Gross revenues from services for 2000 are $478,594 for the first six-month period January thru June and are projected at $ $960,340 for the year. This growth has been realized with minimal outside funding and only a limited marketing campaign.

     The Company primarily provides services to the Insurance Industry through a rapidly growing Mail-in Inspection Program, an On-Site Investigation Program, Indoor Air Quality Analysis and Secure Storage. In addition, the Company has launched an Outsource Investigative Program (DPI Partners Program), which will extend DPI's services throughout the country.

     Until December 1999, the Company was expanding using its own resources. In June 1999, the Company established a satellite office in Salisbury, North
Carolina and has since outsourced this service to an independent licensed inspector in Raleigh, North Carolina. In August 1999, the Company signed a lease for land and building for a new headquarters and laboratory to be located in Oak Ridge, TN.

     DPI's client list includes most of the major insurance companies including Allstate Insurance Co., Hartford Insurance Co., Prudential Insurance Co., C.N.A. Insurance Co., and Safeco Insurance Co., State Farm Insurance Co., Bankers Insurance Co., and First Floridian Insurance Co., (Travelers Insurance Co. in Florida). The Company's success rate and reputation has lead to increased demand for the DPI's services, such that the Company must expand to meet current and future client needs.

DPI's plans an expansion in three phases:

     Phase I expansion calls for $2,000,000 for a ne headquarters and Laboratory/Storage facility, located in Oak Ridge, TN, capable of handling a broad range of product investigations, as well as expanded space for secure evidence storage. An aggressive marketing campaign will include expansion of the seminar/training programs currently being offered to the insurance industry.

     Phase II expansion calls for $5,000,000 for the opening of Laboratory/Storage facilities located in Stockton, CA and San Bernadino, CA to service the West Coast, expansion of the DPI Partners Outsource Program and expansion of the On-Site Investigation Program.


Compiled by Global Development Advisors 1999                              Page 2

                     Diversified Product Inspections, Inc.


     Phase III expansion calls for $5,000,000 for th opening of Laboratory/Storage facilities located in Binghamton, NY and Austin, TX., and further expansion the DPI Partners Outsource Program and expansion of the On-Site Investigation Program.

     All  phases  include  the  expansion  of  outsource   offices  through  the
recruiting and training of DPI certified inspectors. DPI will utilize the existing established home inspection. The Company also has a training program to certify "outsourced" personal to properly handle and ship evidence to the various Laboratory/Storage Facilities. The Company will gradually phase out the operation of its Deltona, FL and Salisbury, NC office laboratories as the company outsources the functions to trained existing home-inspection businesses. The goal of the multi-phase expansion is to expand DPI's service area to include the entire continental United States within the next three years.

     Based on the expansion program, revenues for Year 2001 are projected at $5.7 million. Operating profit is projected at $4.5 million and net profit before taxes at approximately $2.65 million.

     In December 1999, the company raised $483,800 through a Reg. 504 private placement of 241,600 shares of the company's Common Stock subject to Rule 144. The proceeds from this sale were used to finance the relocation of the headquarters, purchase additional lab equipment and hire additional employees.

     Diversified Product Inspections, Inc. is seeking $15,000,000 to finance the expansion to meet their growing business needs.

Compiled by Global Development Advisors 1999                              Page 3

                      Diversified Product Inspections, Inc.


                            Products and Services

Overview

     Insurance claims in the United States are hundreds of millions of dollars every year. A vast majority of these claims are the result of product failures caused by defective products. Until DPI entered this market, depending upon the insurance company, only 1% to 5% of claims were successfully subrogated. Through the use of DPI's proprietary database, the Company is able to investigate the "cause and origin" of losses and provide their clients with information enabling them to cost-effectively subrogate almost 70% of their claims.

     Subrogation is a legal principle, which provides that, to the extent an insurer has paid for a loss, the insurer receives the policyholder's right to recover from any third party that caused the loss.

     Until recently, Insurance companies have not aggressively pursued subrogation. There are many reasons for this lack of effort in this area.
Liability can be difficult to prove. Product failure investigations can be expensive, especially if conducted by an engineering lab. Proximate cause must be demonstrated through a preponderance of the evidence. The product and its manufacturer must be positively identified. Because of the high cost and other factors, many insurance companies only pursue subrogation claims over a certain amount.

     Competitive Advantage: DPI provides the Insurance Industry with the industry's first cost- effective investigative service. DPI has a staff of professional investigators and laboratory analysts, who are supported by an extensive proprietary product database. DPI's database is unique to the industry and enables DPI to quickly identify the manufacturer of a defective product and offer its investigative services at cost-effective levels. DPI enjoys a clear and sustainable competitive advantage as a result of this proprietary database.

     Proprietary Database: The Company's Proprietary Database contains an extensive listing of product identifiers, and known defects and failures. This computerized database contains key identifiers of over 300,000 products. In addition, DPI possesses a library of over 100,000 photos and documentation, plus hundreds of videos. This database is the result of 9 years of research and is frequently updated. Any competitor entering the field would have to create its own database from scratch, an undertaking of great time and cost.

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                        Diversified Product Inspections, Inc.


Products and Services for the Insurance Industry

     The primary business of DPI is the determination of the "Cause and Origin" of property damages and the identification of the defective product that caused the loss. DPI finds itself in a unique position of being a pioneer in what is a growing and increasingly important field - Subrogation Recovery. Demand for these services should grow as the percentage of successfully subrogated claims increases. Currently, the insurance industry's internal goals are to successfully subrogate 7% of claims1. Product identification after a failure (especially fire) has been one of the main reasons for the lack of successful subrogation. DPI's laboratory has a 97% success rate in product identification. Product identification and establishing the "origin and cause" are the key elements to successful claim subrogation. This is an improvement of 66% over the industry average and at a fraction of the cost of conventional engineering firms. After the deduction of DPI's reasonable fees, these subrogation recoveries are pure profit to the insurance company.

Investigations and Inspections

On-Site Investigations

     DPI performs professional forensic investigations to identify the products and materials involved in a claim loss and determine the cause of the failure. DPI employs state-licensed Private Investigators who have been certified in "Cause and Origin" analysis. It is the determination of "Cause and Origin" that is the basis for successful subrogation of a claim. DPI investigators are also trained to conduct fire and arson investigations.

     On-Site investigations are conducted for a flat fee plus log hours within a 100-mile radius of the following areas: Oak Ridge, Tennessee; Raleigh, North Carolina; and Maitland, Florida. Areas outside these perimeters are charged a mileage fee of .40 cents per mile. Where warranted for large losses, DPI will fly an investigator to any of the 48 continental states. The company is in the process of recruiting DPI Outsource Partners to conduct On-Site Investigations. This program is designed to fill the demand for losses where the items are too large for the Mail-In Program and the loss to small to fly in a DPI investigator. (See Outsource Program)

Mail-In Program

     Many items are small enough to ship directly to the lab. This is a DPI innovation that has greatly reduced the cost to the insurance companies. DPI supplies the insurance adjuster with evidence collection kits. Items are placed in the pre-addressed, pre-paid UPS and Fed- Ex box or envelope and submitted to DPI for identification and analysis. DPI performs this task at their lab and submits a report to the insurance adjuster. The item is retained in secure storage as evidence until the claim is closed. The insurance adjuster receives a report which:

(1) Allstate Insurance Company

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                      Diversified Product Inspections, Inc.


     Identifies the item (99% success rate with identification)

     Determines whether the item was the "origin and cause" of the loss

     Determines whether the item was defective

     Determines whether subrogation is an option
              (67%)

     The "Mail-In Program" is a benchmark result of the great success that DPI has been able to achieve in the state of California. In just one Allstate Insurance Company claims offices near Bakersfield, the client was able to successfully recover over $4 million in subrogated claims. As a result of this overwhelming success, Allstate Insurance Company has instructed all its adjusters in Northern California to submit all of their defective products to DPI.

     In November 1999, State Farm invited DPI to attend the National Association of Subrogation Professionals (NASP) convention in Las Vegas. DPI was introduced as an investigative specialist in the field. State Farm Insurance has recommended DPI be used by its insurance adjusters.

     The following table is a partial listing of items that can be mailed in using the Item Mail-in Program:





      Check Valves      Copper Pipe          CPVC Pipe          Freeze Proof        Toilet Tanks           Faucets
                                                                 Hose Bibs
-------------------  ------------------  ------------------  ------------------  ------------------  -------------------


Garbage                 Polybutelene      Pressure Release       Sump Pumps        Toilet Valves      Surge Protectors
Disposals                                      Valves
-------------------  ------------------  ------------------  ------------------  ------------------  -------------------


Under Counter           Washer Hoses       Water Control       Water Filters        Water Level        Water Softeners
Water Heaters                                Solenoids                                Switches
-------------------  ------------------  ------------------  ------------------  ------------------  -------------------


Water Supply            Hair Dryers           Toasters         Curling Irons        Clock Radios
Lines
-------------------  ------------------  ------------------  ------------------  ------------------  -------------------



     The minimum fee for these services is $255.00. Fire damaged items (accounting for 30-40% of the items submitted) incur a minimum additional charge of 1 log hour @ $75.00 per hour. Currently, DPI is receiving approximately 90 items per week at an average of $300 for each item submitted.

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                        Diversified Product Inspections, Inc.




     Indoor Air Quality Testing

     DPI provides in-depth indoor air quality analysis and is a pioneer in identifying airborne contamination and determining the causes of "sick" buildings. DPI has designed proprietary measuring instruments capable of detecting airborne chemical contaminants in structures. DPI also utilizes state laboratories to supplement their own lab.

     These contaminations are not controlled by state boundaries or by any particular types of construction. The contaminations can result from chemicals used in construction materials, chemicals used in everyday cleaning products, or could be the result of appliances leaking chemicals such as Freon. DPI is one of a handful of companies in the country that is capable of identifying the contaminants involved and the cause and origin within the structure.

     The most dangerous and most common cause of indoor air contamination comes from leaking refrigerants contacting a heat source that can convert the freon into deadly phosgene gas (mustard gas). Carbon sooting frequently evidences the presence of this reaction. Almost all air conditioners and many refrigerators leak freon. There are many sources of heat in the home (heat strips, pilot lights, electric range and oven, toasters, etc.), which are capable of converting the freon into phosgene gas.

     DPI has conducted a nationwide study on the prevalence of contamination in the home. Due to the high frequency and potentially deadly effects of phosgene, DPI has developed a device that neutralizes the freon before it can be converted to phosgene. This device can be installed as an inexpensive retrofit to existing systems and is seeking an appropriate licensing agreement

     There are two types of Air Tests that DPI offers:

     Air Scan - a on-site test performed indoors to determine the presence of contaminants in the building or structure by comparing indoor air to outdoor air. This test does not identify the contaminants. The current price of this test is $1,100.

     Total Air Analysis - this is a 24 hour test of indoor air with samples taken for in- depth laboratory analysis. This test identifies the type of contaminants that are present in the indoor air. The current price of the Total Air Analysis is $5,000.


     DPI has investigated in excess of 10,000 of these types of contaminations in a large number of states. Extending from New York to California and from Florida to Michigan. Depending on the conditions within the home, these contaminations can damage the contents and can also impact the health of the residents living within this home. DPI has a large database of information in regards to these types of contaminations and potential damages caused by them.

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                       Diversified Product Inspections, Inc.

     At a recent training seminar, DPI was advised of a growing concern in the Insurance industry in regards to mold and air contamination. DPI is developing a booklet to provide direction and guidance in dealing with these types of contaminations. This would include an appropriate course of action to protect the health of the adjuster who is conducting an investigation into this type of claim.

     Secure Storage and "Chain of Custody"

     Crucial to the legal process of subrogation is maintenance of the "chain of custody." DPI maintains secure facilities and has personnel who are trained in the procedures for properly handling, storing and cataloging of evidence. The statute of limitations for filing litigation is 3 years. Due to the crowded court dockets, the average item remains in storage for 2 years.

     Storage is an additional revenue stream for DPI as the Company can perform this service more securely and efficiently than the insurance companies can themselves. Currently, DPI has over 9,000 items in secure storage at an average rate of $35.00 per annum.

     Expert Testimony

     DPI investigators are recognized as experts in their field and are capable of testifying as such in court. The standard fee for such court appearances is $5,000 per day. DPI has testified in such hi-profile cases as the Masonite Siding Class Action Suit and the Louisiana Pacific Class Action Suit.

     Outsource Program

     The Company has launched a DPI Partnership Program where DPI recruits and trains outsource personnel to service any location where the insurance industry needs the service and is capable of generating a minimum of 10 inspection/evidence collections per week. The Company is targeting the Home Inspection industry for these partnerships. DPI handles the training, administration and storage. The location partner receives 60% of the inspection fee and log hours billed.

     The Company has established one Outsource location in Orlando, Florida which is already performing 10 inspections per week. The Business Plan calls for 3 additional locations the first year and then 6 locations per year thereafter.

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                     Diversified Product Inspections, Inc.



Structure Evaluations and Consumer Product Evaluations

     Home Evaluations and Consumer Product are not to be confused with a home inspection. Home inspections are typically performed as a pre-purchase inspection that concentrates on the current functionality of items in the home. The Consumer Product and Home Evaluation reports on the failure rates and recalls of the products used in the home. The difference is significant.

     Structure Evaluations are performed on-site by a qualified DPI investigator. In addition to reporting on the current functionality of the structure and appliances (roof, siding, heating and cooling system, etc), DPI goes further and identifies the manufacturers of the various building materials and appliances. The client is also informed of known failure rates, defects and hazards, recalls and current or pending legal proceedings. As an example, a home inspection would report that the siding on the home is in good condition if it is painted and shows no obvious signs of decay. DPI's inspection would report on the type of siding and whether or not that siding was the subject of high rates of failure, or the subject of a recall. DPI would also report to the client whether the siding was the subject of a class action settlement and the procedures for making a claim. (i.e. Louisiana Pacific siding case)

Additional  Services

     Full Engineering Services - DPI is abl to provide clients with full engineering services including mechanical and electrical engineering

     Metallurgist Services - the DPI lab is equipped to perform a full range of metallurgical services capable of analyzing submitted items for design load, metal fatigue, hairline cracking, etc.

     Training Seminars - DPI investigators are also trained as instructors and are licensed in most states due to reciprocity agreements. DPI has been approached by the state of Texas, to conduct licensing seminars for insurance adjusters.

Website and E-commerce

     Consumer Product Evaluations - A surve of common items in the home for the purpose of identifying products that are the subject of a recall or are known to have a history of failure. DPI's evaluation informs the consumer of current working status of the product, the risks and failure rates of various products, recalls, current legal proceeding and remedies.

     DPI is planning to offer the Consumer Products Evaluation, on the Company website. Consumers will be offered an opportunity to evaluate a single product or an entire household. Package deals will be available which will include a
1-year subscription to the company newsletter, the "Investigator." The "Investigator" keeps consumers informed of current product recalls and safety tips for the home. The Company intends to provide this services for a nominal fee or no-charge. The Company believes that revenue can be derived from the database that is being accumulated under this program.


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                      Diversified Product Inspections, Inc.

     Database Marketability - The Consumer Product Evaluation database may be marketable to several different clients. The database will include consumer buying habits, which is of value to manufactures and retailers. The database will also contain the location of products that may present potential liability for manufacturers, which is valuable to manufacturers and insurance companies.

Manufacturer Defective Product Notifications

     DPI provides manufacturers with a service that assists those companies in locating products that are subject to recall. It is inevitable that a certain number of defective products will slip through the manufacturer's quality control inspections and make their way into the marketplace. These defective products, once identified, are a source of potential liability for the manufacturer.

     Manufactures are often eager to locate and replace defective products before the product fails and causes high damages. If the average damages are relatively high, the manufacture, in many cases, is willing to pay a reward or bounty for information that will assist them in locating the product prior to failure.

     This is where DPI's database of consumer profiles will come into play. (See: Consumer Product Evaluations). DPI plans to maintain a website where consumers can receive a home evaluation online. The consumer may pay a nominal fee to enter all household appliances, mechanical devices, lawn equipment and materials of and around the house into the computer. The computer will then compare the profile to the database of known defective products. DPI will then inform the consumer and the manufacturer of the location of the product so that a replacement can be scheduled.

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                      Diversified Product Inspections, Inc.


                                Business Plan

Marketing Plan

     DPI is marketing its services through Company sponsored seminars delivered to the major insurance companies. DPI is rapidly becoming a recognized leader in the field of subrogation recovery. The Company has also presented seminars, on request, to the Air Conditioning Contractors Association of Central Florida, Fire Departments and Civic Clubs (American Legion, Knights of Columbus, Kiwanis, etc.).

     The training seminars have been instrumental in demonstrating DPI's services, fees and success to the insurance industry. DPI's marketing strategy is based on its highly successful training programs and seminars that the Company puts on for the Insurance Industry. The Company has put on over 125 seminars to date, and has trained over 1,900 insurance adjusters, many of whom have become steady DPI clients.

Competitive Advantage

     DPI's sustainable competitive advantage is derived from the Company's proprietary database of defective products. This database is the result of over 9 years of investigations, analysis and information gathering. The database is an ongoing work with new data being added daily. DPI has identified and cataloged unique characteristics of hundreds of thousands of products. This combination of database and laboratory allows DPI to economically identify a product make and model on relatively few clues. This is crucial to subrogating a claim, where the plaintiff must be able to positively identify the manufacturer and establish the Cause and Origin. To the Company's knowledge there is no other company or agency with a database to match DPI's.

     Prior to the establishment of DPI "Diversified Product Inspections" there was no real economical way to receive an unbiased and independent assessment of product failure by scientifically identifying the product's manufacturer. Now there is! Because of DPI's database of products and the ability to identify those defective products in the laboratory, its has become cost effective to pursue all insurance claim losses. There is no need to hire expensive engineering firms to try and perform this service. There is no longer a need to suffer the following often received complaints:

NEVER AGAIN . . . .

     Be frustrated by products that fail time and time again and cost the insurance industry millions of dollars in claims without recourse.

     Pay hundreds and even thousands of dollars for faulty / incomplete testing.

     Have products disappear mysteriously after bein sent in for testing.

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                       Diversified Product Inspections, Inc.




     Wait for weeks and even months for reports to b sent back.

     Find a place to store the items of evidence, or have items misplaced in storage.

     DPI has been successful in assisting the insurance industry recover losses that before were not cost effective or where the industry was unable to pursue the defective product's manufacturer due to their inability to identify the maker. DPI has a 95% success rate in identifying these products. If DPI is able to identify product failure but cannot identify the manufacturer, there will be no charge for the company's services, and the product will be returned to the client.

     DPI is differentiated from Consumer Reports and Underwriter's Laboratories. Consumer Reports compares retail products for features and performance and surveys customers for product problems. Underwriter's Laboratories is paid by the manufacturer to test selected components of a product. (The manufacturer may ask that only the power cord of a clock radio be tested. If the cord passes the test, the clock radio will proudly display a UL listing.) DPI investigates products that have failed in use. The Company reports on the cause of failure and recommends to the manufacturer a means to prevent future failures. The Insurance Industry benefits from the cost-recovery of the claims paid out on a defective product. The manufacturer is encouraged to produce products with lower failure rates. The consumer benefits from recovery of their insurance deductible and from better-manufactured products.

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                      Diversified Product Inspections, Inc.




Client List

DPI's primary clients are insurance companies, including:

Allstate Insurance                           Amica Insurance

Appalachian Claim Services
                                             Bankers Insurance

Bankers Security
                                             Bausley & Associates

C.J.W. Associates
                                             Claim Solutions Services, Inc.

C.N.A. Insurance
                                             C.S.A.A

Crawford and Company
                                             Curley & Associates

Elliot Claims Service, Inc.
                                             Farmers Insurance

Fire & Arson Investigation Consultants, Inc.
                                             Fire Service Restoration

Fireman's Fund Insurant
                                             First Floridian (Travelers)

Florida Farm Bureau
                                             Frontier Adjusters

Grotefeld & Denenberg, L.L.C.
                                             Hartford Insurance

Langham & Associates
                                             Kentucky National Insurance

McDonald, Tinker, Skaer
                                             Liberty Mutual

Nationwide Insurance
                                             Morrison, Mahoney & Miller

Northfield Associates
                                             Nationwide Mutual

Professional Public Adjuster, Inc.
                                             Post & Schell, P.C.

Prudential Insurance
                                             Property JUA Services

Reliance Insurance                           Purofirst Midsouth Insurance

Residential Warranty
                                             Rebublic Insurance

Safeco Insurance
                                             Rimkus Consulting

Scottsdale Insurance
                                             Schaeffer Engineering

Selective Insurance
                                             SCS & Associates

Shepard, Filburn & Goodblatt, PA
                                             Servpro, Inc.

State Farm Insurance
                                             Southern Family Insurance

The Johnson Group
                                             T.I.G. Insurance

Travelers Insurance
                                             Totura & Company

USAA Insurance
                                             United Pacific Insurance

Zurich American
                                             Westfield Companies





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


                      Diversified Product Inspections, Inc.




Expansion Plan

     DPI recently relocated its headquarters to Oak Ridge, TN from Deltona, Florida. DPI had satellite offices in Salisbury, North Carolina and Maitland, Florida, which provided services to Alabama, Florida, Georgia, Kentucky, North Carolina, South Carolina, and Tennessee. With the exception of Florida, the other States are currently serviced out of the Oak Ridge facility . The Company's "Mail-in Program" provides service throughout the US. Large items are currently shipped at customer expense to Oak Ridge Tennessee.

New Headquarters and Laboratory

     The Phase I Expansion Plan is the relocation to a larger facility in Oak Ridge, Tennessee. This location was selected because it offers a central location for the East and Central United States. Oak Ridge is located near a major airport and trucking center, has a well-educated and available workforce and economic incentives from the city and county for opening a business in the area.

   Outsource Program

     DPI Partnership program yields substantial revenue with minimal overhead. DPI will handle the recruiting, training and administration. The "Use of Funds" will be primarily for the marketing of the program to the Home Inspection Industry. Projections are based on a modest expansion of only 6 locations per year.

   Projected Revenues

(See Exhibit B - Financial Projections)

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                      Diversified Product Inspections, Inc.



                                 Success Stories

     The below examples are actual cases where DPI's investigations have enabled the client to successfully subrogate the claim:

     Masonite Siding Class Action lawsuit. DPI was key expert witness in this lawsuit. DPI investigated and took samples from over 2,000 homes in 20 states. The lawsuit covered 13.9 million homes in the United States and resulted in a $4.3 billion class action settlement. (1995)

     Louisiana Pacific Class Action lawsuit regardin defective siding. DPI inspected 2,000 homes in 19 states. It was the defense's contention that the siding could not be positively identified once installed. DPI developed a method of positively identifying the product through visual inspection and demonstrated this during deposition. The result was a $750,000 class action settlement.
(1997)

     Battery charger in California caused a fire in strip mall causing heavy damage. DPI is able to positively identify the origin, cause and manufacturer. Reliance Insurance is able to subrogate a $1,000,000 claim.

     Ply-Gen (Hoover) vs. Pulte Home. Defective siding was installed on over 13,000 homes in Florida. DPI's investigations and lab analysis resulted in a $23.3 million settlement to the homeowners. (1997)

     GE Dishwasher. A GE dishwasher caused $80,000 in flood damage in a Heathrow, Florida home. This was an ongoing problem with this particular model that DPI had informed the manufacturer of 3 years prior. GE sent their own technicians to the home to determine the cause of the problem. DPI was finally called in and showed GE the cause - an insecure float mechanism; and a remedy - installation of a small stainless steel clip to hold the float mechanism in place. GE has since incorporated this fix in future models. The insurance company was able to successfully subrogate the claim.

     Auto accident in Orlando. Driver stated that she had applied brakes, but that they did not work. An independent mechanic inspected the brake system and reported that it was properly functioning and that the driver was at fault. The insurance company hired DPI to inspect the brakes. DPI's lab was able to determine that the brake pad material had non- uniform wear characteristics that resulted in high and low spots. The braking friction of the pads was only 30% of their design specifications. The insurance company successfully subrogated the claim, the driver was found to be "not at fault", saving her from points on her license and an increase in her insurance premium. In addition, she was refunded her deductible.

     Lamborghini Automobile in Orlando burns because of a failure of the rubber fuel lines. DPI's laboratory was able to determine that the rubber fuel lines were not defective. The owner had installed a high-pressure fuel pump that delivered a hydraulic pressure in excess

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of the fuel line manufacturer's recommendations. It was determined that the owner was at fault.

     Home is Kissimmee, Florida was being consumed b mold. The builder and several engineering firms had been unable to determine the cause. Upon inspecting the home, Mr. VanZyll immediately determined that there was a hidden water leak in the walls. The builder insisted that this was impossible, as the water to the home was turned off at the main. DPI technicians quickly located the leak using ultrasonic equipment. The plumbing contractor had installed an unused icemaker line on the city side of the meter. This line was slightly pierced by a nail during drywall installation, causing saturation inside the walls and the mold growth throughout the home. It was determined that the plumbing contractor was at fault.

     Chevy Silverado burns in Orlando. DPI was able to determine that the Cause and Origin was a defect in the design of the dipstick for the transmission. The dipstick would eject under pressure, allowing transmission fluid to spray on the exhaust and cause fires. The insurance company was able to successfully subrogate the claim and GM has since corrected the problem.



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



                   Diversified Product Inspections, Inc.



                      Board of Directors and Officers

     The DPI Board of Directors and Key Management are made up of a broad spectrum of professionals with extensive experience in their respective fields of business management, marketing, finance and law. The Key Management personnel are all members of the Board of Directors.

     John VanZyll, Chairman of the Board and Chief Executive Officer. Entrepreneur and founder of Diversified Product Inspections, Mr. VanZyll has over 10 years of construction and investigation experience. He is a member of the Southern Building Code Congress International and the National Fire
Protection Association and is a licensed Private Investigator. He holds certificates from the National Association of Investigative Specialists with specialties in Insurance Claim Investigation and Advanced Fire Investigation Techniques. Mr. VanZyll is considered an expert in the field of investigation and subrogation by the insurance industry and has conducted over 100 training seminars and trained over 1900 insurance adjusters.

     Ann M. Furlong, Secretary and Director. Ms. Furlong has over 29 years of experience as a professional manager and the owner and founder of several successful businesses. Ms. Furlong has provided the administrative and organizational expertise that has greatly contributed to DPI's success since its founding in 1991, including the compilation of the company's proprietary database.

     Dean Madden, Chief Financial Officer, Treasurer and Director. Mr. Madden is serving as the Company's interim CFO. Mr. Madden has over 33 years of experience in all aspects of accounting. Mr. Madden served as CFO and Director of GMAC of Canada from 1983 - 1988. Mr. Madden has worked in various accounting positions throughout his career, specializing in auditing, taxes, and preparation of financial statements.

     Marvin Stacy, Director, Chief Operating Officer Mr. Stacy has over 40 years of experience in all aspects of electrical and mechanical engineering and design. Mr. Stacy is also gifted as an investigator and is responsible for the operation of the laboratory. He has designed custom testing equipment and designs solutions for manufacturers to correct design flaws and shortcomings.

     David Dowell, Esquire, Director. Mr. Dowell wa awarded a B.S. degree in Business from Indiana University in 1985 and a degree in Juris Prudence from Indiana University School of Law in 1988. Upon graduation, Mr. Dowell was admitted to the Indiana Bar and was retained by Coopers and Lybrand as a tax associate. He moved to Florida in 1990 and became law clerk for the Fifth Circuit Court in Lake County. In 1992, Mr. Dowell opened a private practice and specializes in Corporate Law and Bankruptcy.


Compiled by Global Development Advisors 1999                             Page 17

                       Diversified Product Inspections, Inc.

                    Professional Organizations and Associations




        Air Conditioning Contractors Association

        Dun & Bradstreet Corporation Foundation Busines Education Services

        International Association of Plumbing and Mechanical Officials

        National Association of Investigative Specialists

        Sources of Information Techniques

        Advanced Fire Investigation Techniques

        Insurance Claims Investigation

        National Association of Subrogation Professionals

        National Fire Protection Association

        Private Protective Services Board - North Carolina

        Southern Building Code Congress international



Compiled by Global Development Advisors 1999                             Page 18

                       Diversified Product Inspections, Inc.



                                   Recent News




                                      1999

        Jul     DPI opens satellite office in Salisbury, North Carolina

        Aug DPI signs long term lease for what wil become the company's new headquarters

        Nov     DPI relocates from Deltona, FL to Oak Ridge, TN.

        Dec DPI raises $483,800 through a Reg 504 private placement sale of the company's Common Stock, subject to Rule 144.

                                      2000
       Jan-Mar Small Item Mail-in Program grows from 100 items per month to over 300 items per month.

       Jan-Mar In-door Air Testing - 6 test conducted this year ranging from $800 to $5,000 per test. Fees for deposition and court testimony could add $900 to $5,000 per day for each full day of testimony

      Jan-Mar Seminars - 12 seminars with approximately 120 attendees. Seminars are a major marketing tool and source of increased utilization of the Small Item Mail-in Program.

      Apr DPI files first 10QSB and 10K (Quarterly and Annual Reports) with the SEC

      Apr Negotiations where initiated by a majo insurance company for DPI to become that company's records depository.

      May Consolidated audits performed to enabl the company to list with NASD as a free-trading OTC Bulletin Board stock.

      July DPI Filed SEC Form 15c-211 with NASD t become free-trading company

      July      DPI Completes promotional video

      August DPI implements bar coding for all evidence and files, which enables tracking of evidence throughout the facility and further strengthens the chain of custody

      August    DPI implements a new accounting package

      Aug       DPI files 10Q-SB (Quarterly Report) with the SEC

      Aug DPI has received a request from the Consumer Product Safety Commission (CPSC) to assist them with providing information in regards to failures in electric baseboard heaters.

Compiled by Global Development Advisors 1999                             Page 19

                       Diversified Product Inspections, Inc.



                               Other Developments

     Hotel/Motel/Apartment Program - currently being developed are a number of program services that would help recover losses for self-insured or high-deductible damage claims. The program would work on a 35% - 40% contingency fee.

     Salvage Program - currently being developed is program for the acquisition and sale of salvage materials

     WebSite / Pass Program - information and evaluations regarding safe environments (may be of special interest to the Military).


Compiled by Global Development Advisors 1999                             Page 20

                     Diversified Product Inspections, Inc.

                                 Exhibit C

                          ISSUER INFORMATION FILE

                                PURSUANT TO

                     SECURITIES AND EXCHANGE COMMISSION

                               RULE 15c2-11

                              July 15, 2000


                      Diversified Product Inspections, Inc.
                       formerly known as Shoe Krazy, Inc.



TAX ID NUMBER:                                                     CUSIP NUMBER:

65-0877741                                                           255322 10 9


Employees:                                                         shareholders:
                                July 15, 2000
   - 21 -                                                             Approx. 38


                           ISSUER'S EQUITY SECURITIES
                               Common Voting Stock

AUTHORIZED:                                   ISSUED AND OUTSTANDING: 11,116,900

50,000,000 Common
($.0001 par value)

TRANSFER AGENT:

                    Diversified Product Inspections, Inc.


     The Company currently serves as its own Transfer Agent. The address for the Transfer Agent is 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480. Telephone number is (561) 832-5696 and facsimile number is (561) 659-5371.

                                             (905) 948-9600  Voice
                                             (905) 948-8377   Fax

                      Diversified Product Inspections, Inc.



                      Diversified Product Inspections, Inc.

                                    CUSIP NO.

                                   255322 10 9

                             ISSUER INFORMATION FILE

                                      AS OF

                                  July 15, 2000

     THE INFORMATION FURNISHED HEREIN HAS BEEN PREPARED FROM THE BOOKS AND RECORDS OF THE ISSUER BY ITS OFFICERS AND DIRECTORS IN ACCORDANCE WITH THE SECURITIES AND EXCHANGE COMMISSION RULE 15c2-11 AS AMENDED, AND IS INTENDED ONLY AS A SECURITIES DEALER INFORMATION FILE; AND

     NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS, NOT CONTAINED HEREIN IN CONNECTION WITH THE ISSUER, SUCH INFORMATION OR REPRESENTATIONS, IF MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE ISSUER; AND

     DELIVERY OF THIS INFORMATION FILE DOES NOT AT ANY TIME IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE FIRST WRITTEN ABOVE.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS:

     This Issuer Information File in accordance with SEC Rule 15c2-11, may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

                     Diversified Product Inspections, Inc.



     Such statements refer to events that could occur in the future or may be identified by the use of words such as "intend," "plan," "believe," "anticipate," correlative words, and other expressions indicating that future events are contemplated. Such statements are subject to inherent risks and uncertainties, and actual results could differ materially from those projected in the forward-looking statements as a result of certain of the risk factors set forth following and elsewhere in this Issuer Information File.




                      Diversified Product Inspections, Inc.

                             ISSUER INFORMATION FILE

     The information contained in this Issuer Information Report has been compiled to fulfill the disclosure requirements of Rule 15c2- 11 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 as Amended. The enumerated items and captions correspond generally to the format set forth in the Rule.

Item 1:           Exact Name of the Issuer and its Predecessors.

     Issuer: Diversified Product Inspections, Inc., a Florida corporation formerly known as Shoe Krazy, Inc.,

     Subsidiary: Diversified Product Investigations, Inc.

Item 2:           Address of Issuer's Principal Executive Offices.

     The principal executive office of the Issuer is located at:

                           3 Main Street
                           Oakridge, Tennessee  37830
                           (865) 482-8480   Voice
                           (865) 482-8477   Fax

Item 3:           Issuer's State of Incorporation.

                      Diversified Product Inspections, Inc.




     The Issuer was organized in the State of Florida on October 17, 1994.

Item 4:           Exact Title and Class of Issuer's Securities.

     The Issuer has only one class of equity securities issued and outstanding; that being Common Voting Stock. Authorized common is 50,000,000 shares.

Shares of Preferred Stock are authorized but none have been issued or are outstanding. Authorized Preferred Stock is 10,000,000 shares. The Board of Directors is authorized to set the terms, conditions and limitations of such Preferred Stock.

Item 5:           Par or Stated Value of Issuer's Securities.

     The par value of the Issuer's common stock is $0.0001 par value.

Item 6: Number of Shares or Total Amount of Issuer's Securities Outstanding as of the End of the Issuer's Most Recent Fiscal Year.

     December 31, 1999 Fiscal Year End (Issued and Outstanding)

     2,100,000 shares of issued and outstanding as of December 31, 1999.

Item 7:           Name and Address of the Issuer's Stock Transfer Agent.

     The Company currently serves as its own Transfer Agent. The address for stock transfer matters is 265 Sunrise Avenue, Suite 204, Palm Beach, FL 33480. Telephone number is (561) 832-5696. Facsimile number is (561) 659-5371.

Item 8:           The Nature of the Issuer's Business.

     Diversified Products Inspections, Inc., originally known as Shoe Krazy, Inc., was organized on October 17, 1994. The Company was formed to engage in investment and business development operations related to the sale of shoes and other foot products, primarily in Florida. Significant efforts were expended to make the business plan and model work but those efforts failed. On March 13, 2000, the Company acquired all of the outstanding capital stock of its current subsidiary, Diversified Product Investigations, Inc. in a stock for stock exchange. The business plan and operation of the Company as presently constituted is outlined below.

                      Diversified Product Inspections, Inc.



     The Company maintains a web page at: http://www.dpi-inc.com. Diversified Product Inspection, Inc. specializes in conducting investigations and laboratory analysis of a wide variety of products to determine the "cause and origin" of failures. The Company's primary customers are insurance companies that are interested in subrogating claims to recover losses.

     The insurance industry is one of the largest business enterprises in the United States. Insurance claims paid by the industry in 1998 were approximately $150 billion and estimated to be $180 billion in 1999. In 1998, depending upon the insurance company, only 1% to 5% of claims were subrogated. It is estimated that the subrogation potential could be $10-15 billion annually, based on the industry internal goals of 7-10%1. DPI's clients have been able to subrogate as high as 68% of submitted claims.

     Diversified Product Inspections, Inc. is the inspiration of entrepreneur John VanZyll. After many years of experience in home construction, and employment as a Customer Service Manager for several large developers and homebuilders, Mr. VanZyll recognized the opportunity and need for a service that would help protect consumers and assist them in making informed decisions regarding home or appliance purchases.

     During the course of home investigations, the Company noted a large number of defective products not necessarily related to home construction. Because the home inspection industry is saturated and highly competitive, DPI sought to differentiate itself from its competitors by adding product failure investigations, as an additional service. The Company quickly realized that there was tremendous demand for this type of service by the insurance industry and has since been able /to establish itself as a specialist in this rapidly growing field. DPI has developed a sustainable competitive advantage in this lucrative niche market through the creation of a proprietary database.

     DPI began to accumulate a database of known defective products, and in 1994 began concentrating, almost exclusively, on defective product investigations for the insurance subrogation field. DPI now has a computerized database with key identifiers of over 300,000 products, a library of over 80,000 photos and documentation, plus hundreds of videos. To the Company's knowledge, there is no other company in the US that possesses such an extensive database, or is capable of providing the cost-effective range of services and experience that DPI can offer its clients.

     DPI has enjoyed steady growth in customer base over its nine year history. The Company currently provides investigative services for over 1,600 insurance adjusters in more than 40 states. The Company employs eight state-licensed Private Investigators who are trained and certified as "Cause and Origin" investigators, and six lab technicians. DPI also offers pre- failure evaluations of structures, building materials and appliances.

     Since its formation, DPI has also experienced steady growth in revenues and profits. Since 1996, the Company has increased gross sales from $188,780 to $329,547 in 1998. Gross
--------

1 National Underwriters, Inc, "Claims", Oct 1999

                      Diversified Product Inspections, Inc.



revenues from services for 1999 are $558,625 for the period Jan 1 through Oct 31, and are projected at $670,350 for the year. This growth has been realized without any outside funding and only a limited marketing campaign. The Company also operates a rapidly growing "Small Item Mail-in Programz" and "Large Item Ship-In Program" to extend its services throughout the country.

     Until December 1999, the Company was expanding using its own resources. In June 1999, the Company established a satellite office in Salisbury, North Carolina. In August 1999, the Company signed a lease for land and building for a new headquarters and laboratory to be located in Oakridge, TN. Customers DPI's primary clients are insurance companies:

Allstate Insurance                               Amica Insurance


Appalachian Claim Services                       Bankers Insurance


Bankers Security                                 Bausley & Associates


C.J.W. Associates                                Claim Solutions Services, Inc.


C.N.A. Insurance                                 C.S.A.A


Crawford and Company                             Curley & Associates


Elliot Claims Service, Inc.                      Farmers Insurance


Fire & Arson Investigation Consultants, Inc.     Fire Service Restoration


Fireman's Fund Insurant                          First Floridian (Travelers)


Florida Farm Bureau                              Frontier Adjusters


Grotefeld & Denenberg, L.L.C.                    Hartford Insurance

                     Diversified Product Inspections, Inc.




Inspire Insurance Solutions                      Kentucky National Insurance


Langham & Associates                             Liberty Mutual


McDonald, Tinker, Skaer                          Morrison, Mahoney & Miller


Nationwide Insurance                             Nationwide Mutual


Northfield Associates                            Post & Schell, P.C.


Professional Public Adjuster, Inc.               Property JUA Services


Prudential Insurance                             Purofirst Midsouth Insurance


Reliance Insurance                               Republic Insurance


Residential Warranty                             Rimkus Consulting


Safeco Insurance                                 Schaeffer Engineering


Scottsdale Insurance                             SCS & Associates


Selective Insurance                              Servpro, Inc.


Shepard, Filburn & Goodblatt, PA                 Southern Family Insurance


State Farm Insurance                             T.I.G. Insurance


The Johnson Group                                Totura & Company


Travelers Insurance                              United Pacific Insurance

                    Diversified Product Inspections, Inc.




USAA Insurance                                   Westfield Companies


Zurich American




Item 9:           The Nature of Products or Service's Offered.

Overview

     Insurance claims in the United States are hundreds of millions of dollars every year. A vast majority of these claims are the result of product failures caused by defective products. Until DPI entered this market, depending upon the insurance company, only 1% to 5% of claims were successfully subrogated. Through the use of DPI's proprietary database, the Company is able to investigate the "cause and origin" of losses and provide their clients with information enabling them to cost-effectively subrogate almost 70% of their claims.

     Subrogation is a legal principle, which provides that, to the extent an insurer has paid for a loss, the insurer receives the policyholder's right to recover from any third party that caused the loss.

     Until recently, Insurance companies have not aggressively pursued subrogation. There are many reasons for this lack of effort in this area.
Liability can be difficult to prove. Product failure investigations can be expensive, especially if conducted by an engineering lab. Proximate cause must be demonstrated through a preponderance of the evidence. The product and its manufacturer must be positively identified. Because of the high cost and other factors, many insurance companies only pursue subrogation claims over a certain amount.

     Competitive Advantage: DPI provides the Insurance Industry with the industry's first cost-effective investigative service. DPI has a staff of professional investigators and laboratory analysts, who are supported by an extensive proprietary product database. DPI's database is unique to the industry and enables DPI to quickly identify the manufacturer of a defective product and offer its investigative services at cost-effective levels. DPI enjoys a clear and sustainable competitive advantage as a result of this proprietary database.

     Proprietary Database: The Company's Proprietary Database contains an extensive listing of product identifiers, and known defects and failures. This computerized database contains key identifiers of over 300,000 products. In addition, DPI possesses a library of over 80,000 photos and documentation, plus hundreds of videos. This database is the result of 8 years of research and is frequently updated. Any competitor entering the field would have to create its own database from scratch, an undertaking of great time and cost.

                  Diversified Product Inspections, Inc.

Products and Services for the Insurance Industry

     The primary business of DPI is the determination of the "Origin and Cause" of property damages and the identification of the defective product that caused the loss. DPI finds itself in a unique position of being a pioneer in what is a growing and increasingly important field - Subrogation Recovery. Demand for these services should grow as the percentage of successfully subrogated claims increases. Currently, the insurance industry's internal goals are to successfully subrogate 7% of claims2. Product identification after a failure (especially fire) has been one of the main reasons for the lack of successful subrogation. DPI's laboratory has a 97% success rate in product identification. Insurance companies and adjusters using DPI's service have consistently been able to successfully subrogate in excess of 68% of investigated claims. This is an improvement of 66% over the industry average and at a fraction of the cost of conventional engineering firms. After the deduction of DPI's reasonable fees, these subrogation recoveries are pure profit to the insurance company. Defective Product Investigations

     DPI performs professional forensic investigations to identify the products and materials involved in a claim loss and determine the cause of the failure. DPI employs state-licensed Private Investigators who have been certified in "Origin and Cause" analysis. It is the determination of "Origin and Cause" that is the basis for successful subrogation of a claim. The client mails small items to DPI, or investigations can be carried out on site, as in the case of fire and arson investigations. DPI or insurance company personnel recover shippable items from the site. The items are appropriately packaged and shipped to the DPI Laboratory. Crucial to the legal process of subrogation is maintenance of the "chain of evidence." DPI maintains secure facilities and has personnel who are trained in the procedures for properly handling, storing and cataloging of evidence.

     Small Item Mail-In Program The "Small Item Mail-In Program" is a benchmark result of the great success that DPI has been able to achieve in the state of California. In just one Allstate Insurance Company claims offices near
Bakersfield, the client was able to successfully recover over $4 million in subrogated claims. As a result of this overwhelming success, Allstate Insurance Company has instructed all its adjusters in California to submit all of their defective products to DPI. Items are placed in the pre-addressed, pre-paid Fed-Ex box or envelope and submitted to DPI for identification and analysis. DPI performs this task at their lab and submits a report to the insurance adjuster. The item is retained in secure storage as evidence until the claim is closed.

     DPI has recently reached an arrangement with State Farm Insurance Co.; similar to one that is now in place with All State Insurance Company. In
November 1999, State Farm invited DPI to attend the National Association of Subrogation Professionals (NASP) convention in Las Vegas. DPI was introduced as an investigative specialist in the field. DPI recommends subrogation. The determination to pursue that subrogation is determined by the insurance carrier. DPI has been asked by the office in Texas if the Company can handle the influx of up to 500 items per month, but this does not reflect a firm commitment to submit that number.

     The table below is a partial listing of items that can be mailed in using the Small Item Mail-in Program:


Check               Copper              CPVC Pipe           Freeze              Toilet Tanks        Faucets
Valves              Pipe                                    Proof Hose
                                                            Bibs
------------------- ------------------- ------------------- ------------------- ------------------- -------------------



Garbage             Polybutelen         Pressure            Sump                Toilet              Surge
Disposals           e                   Release             Pumps               Valves              Protectors
                                        Valves
------------------- ------------------- ------------------- ------------------- ------------------- -------------------



Under               Washer              Water               Water               Water Level         Water
Counter             Hoses               Control             Filters             Switches            Softeners
Water                                   Solenoids
Heaters
------------------- ------------------- ------------------- ------------------- ------------------- -------------------



Water               Hair Dryers         Toasters            Curling             Clock
Supply                                                      Irons               Radios
Lines
------------------- ------------------- ------------------- ------------------- ------------------- -------------------

     The minimum fee for these services is $175.00. Fire damaged items (accounting for 30-40% of the items submitted) incur a minimum additional charge of 1 log hour @ $75.00 per hour. Currently, DPI is receiving approximately 100 items per week at an average of $200 for each item submitted. This has grown from 40 items per week in January. With growth of 15% per month, the Small Item Mail-In Program is projected to produce approximately $3.3 million in revenue in Year 2000 and gross profits of approximately $2.7 million. (These projections include storage revenue for the 8,565 items currently in storage)

Large Item Ship-In Program

     DPI also has a program to handle large items, including refrigerators, air conditioning units, stoves, dishwashers, etc. These larger items are either picked up by DPI, within a range of 150 miles of one of their offices, or shipped directly by the client. Items picked up by DPI are billed for log hours for the driving, handling and laboratory analysis. Items shipped by the client are shipped prepaid and billed for the inspection fee and monthly storage.

     Revenue streams are generated from the log hours billed and from the secure storage of the items until the case is settled. Storage is typically $40 per year per item. The average investigation is $255.00 plus 1 log hour @ $75.00, not including the travel time. DPI is currently receiving 10 items per week under this program. Growth has been averaging 5% increase per month. Revenues for the year 2000 are projected at $217,270 with gross profits projected at $182,400 for the 12 month period.

     Satellite Office/Outsource Program

     As part of DPI's  future  expansion  plans,  the Company  intends to open 4 additional satellite Office/Labs in New York, Texas and North and South California. This will give DPI 6 satellite locations and a main headquarter/laboratory in Oakridge, TN. The company is also training outsource personnel to service any location where the insurance industry needs the service and is capable of generating a minimum of 10 inspection/evidence collections per week. These individuals will be paid on a per investigation basis and be responsible for their own offices and expenses. The Company plans to train 30 outsource personnel in the next 12 months if the necessary funds are available.

     Revenues or the Satellite/Outsource Program are projected at $2.9 million for Year 2000 and gross profits of $1.9 million. Chain of Custody - Evidence Collecting and Storage

--------

2 Allstate Insurance Company

                  Diversified Product Inspections, Inc.



     DPI also provides for the storage of evidence and derives income from the safe storage of materials. DPI is practiced in the maintenance of the "Chain of Custody" of evidence, which is critical to successfully bringing a subrogation case to court. The statute of limitations for filing litigation is 3 years. Due to the crowded court dockets, the average item remains in storage for 2 years.

     Storage is an additional revenue stream for DPI as the Company can perform this service more securely and efficiently than the insurance companies can themselves. Currently, DPI has over 8,600 items in secure storage at an average rate of $35.00 per annum.

     Revenue from storage is included in the financial projections for the Small Item Mail-in Program, Satellite/Outsource Program and Large Item Ship-in Programs. The mark-up on storage is substantial. Storage revenues are projected at $457,600 for Year 2000 and gross profits of $451,000.

Indoor Air Quality Analysis

     DPI provides in-depth indoor air quality analysis and is a pioneer in identifying airborne contamination and determining the causes of sick buildings. DPI has designed proprietary measuring instruments capable of detecting airborne chemical contaminants in structures. DPI also utilizes state laboratories to supplement their own lab.

     These contaminants are potential health threats and come from a variety of sources within modern buildings including air conditioners, heaters, refrigerators and materials used in the construction of the building. DPI is one of a handful of companies in the country that is capable of identifying the contaminants involved and the origin and cause within the structure.

     The most dangerous and most common cause of indoor air contamination comes from leaking refrigerants contacting a heat source that can convert the Freon into deadly phosgene gas (mustard gas). The presence of this reaction is frequently evidenced by carbon sooting. Almost all air conditioners and many refrigerators leak Freon. There are many sources of heat in the home (heat strips, pilot lights, electric range and oven, toasters, etc.), which are capable of converting the Freon into phosgene gas.

     DPI has conducted a nationwide study on the prevalence of phosgene in the home. The Company has identified phosgene as the cause of numerous severe health and respiratory problems that have even resulted in death. The Geneva Convention outlaws the production of phosgene, and its presence can only occur through the accidental conversion of Freon. Air Tests conducted by DPI are to determine contaminants of Freon. This Freon can be converted to Phosgene gas under the right conditions. The determination of Phosgene poisoning can only be determined by appropriate medical personnel. DPI has been able to identify the chemicals and conditions that could result in Phosgene poisoning.

     Due to the high frequency and potentially deadly effects of phosgene, DPI has developed a prototype that the Company believes is capable of neutralizes the Freon before it can be converted to phosgene. DPI is planning to market this device as an inexpensive retrofit to existing systems and is seeking an appropriate licensing agreement.

Structure  Evaluations and Consumer  Product Evaluations

     Home Evaluations and Consumer Product are not to be confused with a home inspection. Home inspections are typically performed as a pre-purchase inspection that concentrates on the current functionality of items in the home. The Consumer Product and Home Evaluation reports on the failure rates and recalls of the products used in the home. The difference is significant.

     Structure Evaluations are performed on-site by a qualified DPI investigator. In addition to reporting on the current functionality of the structure and appliances (roof, siding, heating and cooling system, etc), DPI goes further and identifies the manufacturers of the various building materials and appliances. The client is also informed of known failure rates, defects and hazards, recalls and current or pending legal proceedings. As an example, a home inspection would report that the siding on the home is in good condition if it is painted and shows no obvious signs of decay. DPI's inspection would report on the type of siding and whether or not that siding was the subject of high rates of failure, or the subject of a recall. DPI would also report to the client whether the siding was the subject of a class action settlement and the procedures for making a claim. (i.e. Louisiana Pacific siding case)

                      Diversified Product Inspections, Inc.



     Consumer Product Evaluations are a survey of common items in the home for the purpose of identifying products that are the subject of a recall or are known to have a history of failure. DPI's evaluation informs the consumer of current working status of the product, the risks and failure rates of various products, recalls, current legal proceeding and remedies.

     DPI is planning to offer the Consumer Products Evaluation, on the Company website. Consumers will be offered an opportunity to evaluate a single product or an entire household. Package deals will be available which will include a
1-year subscription to the company newsletter, the "Investigator." The "Investigator" keeps consumers informed of current product recalls and safety tips for the home. The Company intends to provide this services for a nominal fee or no-charge. The Company believes that revenue can be derived from the database that is being accumulated under this program.

     Database Marketability - The Consumer Product Evaluation database may be marketable to several different clients. The database will include consumer buying habits, which is of value to manufactures and retailers. The database will also contain the location of products that may present potential liability for manufacturers, which is valuable to manufacturers and insurance companies. Additional Services

          Full Engineering Services - DPI is abl to provide clients with full engineering services including mechanical and electrical engineering

          Metallurgist Services - the DPI lab is equipped to perform a full range of metallurgical services capable of analyzing submitted items for design load, metal fatigue, hairline cracking, etc.

          Training Seminars - DPI investigators are also trained as instructors and are licensed in most states due to reciprocity agreements. DPI has been approached by the states of California, Texas, Virginia, N. Carolina and S. Carolina to conduct licensing seminars for insurance adjusters. Each of these states has a requirement that adjusters receive additional training each year.

Manufacturer Defective Product Notifications

     DPI provides manufacturers with a service that assists those companies in locating products that are subject to recall. It is inevitable that a certain number of defective products will slip through the manufacturer's quality control inspections and make their way into the marketplace. These defective products, once identified, are a source of potential liability for the manufacturer.

     Manufactures are often eager to locate and replace defective products before the product fails and causes high damages. If the average damages are relatively high, the manufacture, in many cases, is willing to pay a reward or bounty for information that will assist them in locating the product prior to failure.

     This is where DPI's database of consumer profiles will come into play. (See: Consumer Product Evaluations). DPI plans to maintain a website where consumers can receive a home evaluation online. The consumer may pay a nominal fee to enter all household appliances, mechanical devices, lawn equipment and materials of and around the house into the computer. The computer will then compare the profile to the database of known defective products. DPI will then inform the consumer and the manufacturer of the location of the product so that a replacement can be scheduled.

     To understand the process, one need only look at the example of the number one cause of flooding in the home - the washing machine hose. State Farm paid over $140,000,000 in damage claims caused from water damage an example is failed laundry hoses. Claims from water damage can vary greatly and do not have an industry average. 3. These hoses are relatively inexpensive and easy to replace and are designed to provide service for 3 years. If a manufacturer has a run of faulty hoses that fail to meet design specs, the manufacture could be liable for subrogation recovery. As subrogation rates increase, manufacturers will have an incentive to locate and replace the defective hoses. DPI will be able to provide manufacturers with this information, as its "Consumer Products Evaluation" database expands.

--------

                      Diversified Product Inspections, Inc.



Item 10:      The Nature and Extent of the Issuer's Facilities.

     The Issuer conducts its business in approximately 30,000 square feet of office and warehouse space located at 3 Main Street, Oakridge, Tennessee. The Issuer occupies said premises pursuant to a written lease which expires June 2003 for a monthly rent of $21,000.

Item 11: Names of the Chief Executive Officers and Members of the Board of Directors of the Issuer.

                        Directors and Executive Officers

     The following table includes the names, positions held and ages of our executive officers and directors. All directors serve for one year and until their successors are elected and qualify. Officers are elected by the Board and their terms of office are, except as otherwise stated in employment contracts, at the discretion of the Board.

NAME                                                                    POSITION
John VanZyll
                                President, Chairman, Chief Executive Officer and Director
Marvin Stacy
                                Chief Operating Officer and Director
Dean Madden
                                Chief Financial Officer, Treasurer and Director
Ann Furlong
                                Secretary and Director
David Dowell
                                Director

     John VanZyll, President Chairman of the Board, Chief Executive Officer and Director. Entrepreneur and founder of Diversified Product Inspections, Mr. VanZyll has over 10 years of construction and investigation experience. He is a member of the Southern Building Code Congress International and the National Fire Protection Association and is a licensed Private Investigator. He holds certificates from the National Association of Investigative Specialists with specialties in Insurance Claim Investigation and Advanced Fire Investigation Techniques. Mr. VanZyll is considered an expert in the field of investigation and subrogation by the insurance industry and has conducted over 60 training seminars and trained over 1600 insurance adjusters.

                      Diversified Product Inspections, Inc.


     Marvin Stacy, Director, Chief Operating Officer. Mr. Stacy has over 40 years of experience in all aspects of electrical and mechanical engineering and design. Mr. Stacy is also gifted as an investigator and is responsible for the operation of the laboratory. He has designed custom testing equipment and designs solutions for manufacturers to correct design flaws and shortcomings.

     Dean Madden, Chief Financial Officer, Treasure and Director. Mr. Madden is serving as the Company's interim CFO. Mr. Madden has over 33 years of experience in all aspects of accounting. Mr. Madden served as CFO and Director of GMAC of Canada from 1983 - 1988. Mr. Madden has worked in various accounting positions throughout his career, specializing in auditing, taxes, and preparation of financial statements.

     Ann M. Furlong, Secretary and Director. Ms. Furlong has over 29 years of experience as a professional manager and the owner and founder of several successful businesses. Ms. Furlong has provided the administrative and organizational expertise that has greatly contributed to DPI's success since its founding in 1991, including the compilation of the company's proprietary database.

     David Dowell, Esquire, Director. Mr. Dowell was awarded a B.S. degree in Business from Indiana University in 1985 and a degree in Juris Prudence from Indiana University School of Law in 1988. Upon graduation, Mr. Dowell was admitted to the Indiana Bar and was retained by Coopers and Lybrand as a tax associate. He moved to Florida in 1990 and became law clerk for the Fifth Circuit Court in Lake County. In 1992, Mr. Dowell opened a private practice and specializes in Corporate Law and Bankruptcy

Item 12: Remuneration of Officers and Directors.

     Although there are no formal agreements between the Company and its employees, officers and directors, the Company intends to enter into such agreements in the near future.

Item 13: Management Option to Purchase Stock/Securities.

     None.

Item 14: Interest of Management and Others in Certain Transactions.

     None.

Item 15: Principal Security Holders and Security Holdings of Management.

                   Diversified Product Inspections, Inc.


     The following table sets forth information known to us relating to the beneficial ownership of shares of common stock by each person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of common stock; each director; each executive officer; and all executive officers and directors as a group.

     Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of Diversified Product Inspections, Inc.

Name and Address of          Amount and Nature of               Percent of Class
Beneficial Owner             Beneficial Ownership

John VanZyll                 5,000,000                          45%

Marvin Stacey                2,000,000                          18%

Anne Furlong                 2,000,000                          18%


All Executive Officers and   9,000,000                          81%
Directors as a Group

Item 16:          Pending Legal Proceedings.

                  None.

Item 17:          Nature of Trading Market.

                  None.

Item 18:          Recent Sales/Issuance of Unregistered Securities.

     1. On or about October 17, 1994, the Company issued a total of 600,000 shares of its common stock for services in an offering conducted pursuant to
Section 3(b) of the Securities Act of 1933, and Rule 504 of Regulation D promulgated thereunder. This offering was made in the state of Florida. The shares were subsequently transferred pursuant to 4(1) of the Securities Act of 1933 to 25 purchasers. The Company thereafter effected a forward split of such shares at the rate of 3.125 to 1, for holders of record on March 1, 2000. Post split shares total 1,875,000.

     2. In December 1998 the Company received gross proceeds in the amount of $50,000.00 from the sale of a total of 1,000,000 shares of restricted common stock, $.0001 par value per share, to 25 subscribers in an offering conducted pursuant to Section 3(b) and 4(2) of the Securities Act of 1933, and Rule 505 and 506 of Regulation D promulgated thereunder. This offering was made in the state of Georgia and the State of Florida. These shares were canceled as a part of and at the time of the acquisition of Diversified Products Investigations, Inc. on or about March 13, 2000.


     3. On December 1, 1998, the Company issued and sold 500,000 shares of its common stock to Mr. Rodney Delaney Ford, the President, Secretary and Treasurer of the Company, in consideration and exchange for services valued at $12,500.00 in connection with the organization of the Company. These shares were issued to pursuant to Section 4(2) of the Securities Act of 1933, and Rule 506 of Regulation D promulgated thereunder. This offering was made in the state of Georgia. These shares were canceled as a part of and at the time of the acquisition of Diversified Products Investigations, Inc. on or about March 13, 2000.

     4. On or about March 13, 2000, the Company issued 9,241,900 shares of its restricted common stock to thirteen (13) shareholders of Diversified Product Investigations, Inc. pursuant to a Share Exchange Agreement of same date in sole consideration of the exchange of all issued and outstanding shares of Diversified Product Investigations, Inc to the Company.

                    Diversified Product Inspections, Inc.


Item 19:          Indemnification of Directors and Officers.

     The Florida Business Corporation Act (the "Corporation Act") permits the indemnification of directors, employees, officers and agents of Florida corporations. The Company's Articles of Incorporation (the "Articles") and Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by the Corporation Act.

     The provisions of the Corporation Act that authorize indemnification do not eliminate the duty of care of a director, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Florida law. In addition, each director will continue to be subject to liability for (i) violations of criminal laws, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) deriving an improper personal benefit from a transaction, (iii) voting for or assenting to an unlawful distribution and (iv) willful misconduct or conscious disregard for the best interests of the Company in a proceeding by or in the right of a shareholder. The statute does not affect a director's responsibilities under any other law, such as the Federal securities laws.

     The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the act and is therefore unenforceable.

     The Company has not made any provision for the indemnification of its officers or directors. The Articles of Incorporation and By-Laws do not have any provisions for indemnification. Neither the Company's Articles of Incorporation nor By-Laws makes provisions for the purchase of liability insurance on behalf of its officers or directors. Currently the Company does not maintain any such liability insurance.


Item 20: The Issuer's Most Recent Balance Sheet and Statement of Income and Retained Earnings.

     See Form 8-KA dated May 22, 2000 attached hereto and made a part hereof.


         CLIENT FORMAT

                     Diversified Product Inspections, Inc.



                        independent auditors' report


Item 21: Issuer's Financial Statements for the Two Preceding Fiscal Years.

     See Form 8-KA dated May 22, 2000 attached hereto and made a part hereof.

Item 22: Disclosure Whether The Broker or Dealer or any Associated Person is Affiliated, Directly or Indirectly with the Issuer.

     The Issuer has no knowledge of any Broker or Dealer or associated person who is submitting quotations with respect to the Issuer's securities who may be simultaneously affiliated directly or indirectly with the Issuer. There are no members of the Board of Directors or Management with any affiliation to any Broker/Dealer.


Item 23: Disclosure Whether the Quotation is Being Published or Submitted on Behalf of any other Broker/Dealer.

     The Issuer has no knowledge of any quotation being published or submitted on behalf of any other Broker/Dealer.

Item 24: Disclosure Whether the Quotation is Being Published on Behalf of any 10% or more Beneficial Owner.

     No Quotation is being submitted or being published directly or indirectly on behalf of the Issuer or any Director or Officer or any person, directly or indirectly the beneficial owner of more than 10% of the issued and outstanding shares of any equity security of the Issuer.

Item 25:          Other Information.

     The Attachments and Exhibits referred to hereinabove and attached hereto are more particularly described in the Index of Attachments and Exhibits, which follows the signature page hereof.

                   Diversified Product Inspections, Inc.



Item 26:          Contact Representative.

     The Name of the Issuer's Representative to contact regarding any matter arising from this Report or the Information contained herein is:



                      DIVERSIFIED PRODUCT INSPECTIONS, INC.

                             John VanZyll, President



     The undersigned hereby state that he has read the information set forth hereinabove, and attests hereby that, to the best of his current knowledge and belief, such information is true and correct.


                                       Diversified Product Inspections, Inc.





                                        By:------------------------
                                        John VanZyll

                      Diversified Product Inspections, Inc.



                                    Exhibit E





                      DIVERSIFIED PRODUCT INSPECTIONS, INC.









                             SUBSCRIPTION DOCUMENTS


















Name of Subscriber:                 _______________________________

Memorandum Number:                  _______________________________

                       Diversified Product Inspections, Inc.



INSTRUCTIONS TO SUBSCRIBERS Persons wishing to subscribe for shares (as defined herein) of Diversified Product Inspections, Inc., Inc., a Florida corporation, are required to complete the pertinent documents in this package.

Please comply with the following instructions:

          1. Please complete and sign the Subscription Agreement and Purchaser Questionnaire provided to you. In those cases in which Shares will be held in joint ownership, all parties must sign.

          Your check or wire transfer in the amount of $2.50 for each Share purchased should be made payable to "Donald Mintmire Trust Account for the benefit of Diversified Product Inspections, Inc."

          Check and this signed subscription documents to be sent to: Donald Mintmire Trust Account Mintmire & Associates 265 Sunrise Ave #204 Palm Beach, Florida 33480 Phone (561) 832-5696 Fax (561) 659-5371

SPECIAL SUBSCRIPTION INSTRUCTIONS AND A CERTIFICATE
FOR CORPORATION, PARTNERSHIP AND TRUST SUBSCRIBERS

If the Investor is a corporation, partnership, trust or other entity, the following additional instructions must be followed. Information in addition to that requested below may also be required in some cases.

1. Corporations, partnerships and trusts must have the Subscription Agreement completed and executed by an authorized corporate officer, general partner or trustee who is making the investment decision on behalf of the corporation, partnership or trust.

2. Corporations, partnerships and trusts must provide the following information:

     (a) Corporations must attach a copy of their currently effective Articles of Incorporation.

     (b)  Partnerships   must  attach  a  copy  of  their  currently   effective
     partnership agreement, including the date of formation and a list of all the partners.

                   Diversified Product Inspections, Inc.



     (c) Trusts must attach a copy of their currently effective trust instrument authorizing investments by a trustee.

     The authorized corporate officer, general partner or trustee must complete, date, and sign the Certificate set forth on page 9 hereof.

SUBSCRIPTION AGREEMENT

Name(s) of Subscriber(s):                              Total Subscription Price:

___________________________________                               $ ____________

___________________________________                               $ ____________

_____________________________________                             $ ____________


           Diversified Product Inspections, Inc.
           Attn:                  John VanZyll
           3 Main Street
           Oakridge, Tennessee    37830


           Gentlemen:

     1. Subscription. The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase the number of Shares (the "Shares") of the .001 par value per share Common Stock (the "Common Stock") of Diversified Product Inspections, Inc., a Florida corporation (the "Corporation") in accordance with the terms of this Subscription Agreement (the "Subscription Agreement").

     2.  Subscription   Instruments.   The  Subscriber  hereby  tenders  to  the
Corporation the following materials (the "Subscription Materials"), all of which have been duly completed and executed by the Subscriber;

     a. A check or wire transfer, in the amount of $2.50 per Share being subscribed for, made payable to "Donald Mintmire Trust Account for the benefit of Diversified Product Inspections, Inc."

     b. One signed copy of this Subscription Agreement; and

     c. One signed copy of the Purchaser Questionnaire.

                  Diversified Product Inspections, Inc.



     3. Acceptances or Rejection of Subscription. The Subscriber understands and agrees that:

     a. If this subscription is accepted,  the proceeds delivered herewith shall
be  used  to  admit  the  subscribers  whose   subscriptions  were  accepted  as
shareholders of the Corporation; and

     b. If this subscription is rejected, the Subscription Materials and the subscription funds will be promptly returned to the Subscriber. No interest will be paid on any subscription funds.

     4. Representations and Warranties. The Subscriber hereby represents and warrants to the Corporation as follows:

     a. The Subscriber has received the Confidential Private Placement Memorandum of the Corporation dated December 1, 1999 including all Exhibits thereto (collectively, the "Memorandum"), and, prior to the execution of this Subscription Agreement by the Subscriber, have carefully reviewed the Memorandum. The Subscriber has relied solely on the information contained in the Memorandum in making his investment decision, and, in making such investment decision, has disregarded any other written or oral statements or information, if any, concerning the Company or an investment in Shares made by any party, including, without limitation, the officers, directors, and employees of the Company. All capitalized terms contained herein shall have the meanings given to them in the Memorandum unless otherwise specifically defined herein. The Subscriber understands the business in which the Corporation will be engaged and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation and making an informed investment decision with respect thereto. He has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision.

     b. The Subscriber has had sufficient access to all documents and records pertaining to the Corporation and this proposed investment in the Shares. Additionally, the subscriber has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Corporation possesses, or can acquire without unreasonable effort or expense, necessary to verify the accuracy of the information furnished in the Memorandum.

     c. The Subscriber (i) has adequate means to provide for his current needs and possible personal contingencies and those of his family, if applicable, in the same manner as he would have been able to provide prior to making the investment in the Shares, (ii) has no need for liquidity in this investment,
(iii) is aware of and able to bear the risks of this investment for an indefinite period of time and (iv) is presently able to afford a complete loss of such investment.

                 Diversified Product Inspections, Inc.



     d. The Subscriber recognizes that the Corporation is a growth stage entity, and that the Shares as an investment involve significant risks, including, without limitation, those set forth in the Memorandum.

     e. The Subscriber understands that none of the Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state in reliance upon exemptions there from for private offerings. The Subscriber understands that the Shares must be held indefinitely unless the sale thereof is subsequently registered under the Securities Act and applicable state securities laws or exemptions from such registration are available. The Subscriber further understands that the Corporation has no obligation to repurchase any of the Shares, register any of the Shares under any Federal or state securities laws on his behalf or to assist him in complying with any exemption from registration and that it is not contemplated that any of the Shares will ever be registered under the Securities Act or applicable state securities laws.

     f. The Shares are being purchased solely for the Subscriber's account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such Shares. The Subscriber represents that he has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any Shares.

     g. The Subscriber realizes that he may not be able to sell or dispose of any of the Shares that no market of any kind (public or private) will be available for any of the Shares. In addition, the Subscriber understands that his right to transfer the Shares will be subject to restrictions contained in applicable Federal and state securities laws.

     h. All information which the Subscriber has provided to the Corporation concerning himself, his financial position and his knowledge of financial and business matters, including all information contained in this Subscription Agreement, is correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to his subscription being accepted, he will immediately provide the Corporation with such information.

     i. The Subscriber's principal residence (if Subscriber is an individual) or principal business address, as applicable, is in the State of _________________ and the Subscriber has no present intention to move such residence or principal business address, as applicable, from such State.

                      Diversified Product Inspections, Inc.


     j. The Subscriber understands that the financial projections included in the Memorandum are for planning purposes only, and the Subscriber hereby represents and warrants that neither the Subscriber nor any of his advisors are relying on such financial projections in connection with determining the merits of an investment in the Shares. The Subscriber understands and acknowledges that no representations concerning the accuracy of information or financial projections, if any, not included in the Memorandum are being made and he and all of his advisors have completely disregarded such information or financial projections, in determining whether to invest in the Shares.

     k. The Subscriber understands that the Corporation may at any time, in its sole discretion, arrange for the offer and sale of additional shares of its capital stock, including, without limitation, additional shares of Common Stock to current or additional shareholders, at such prices and in such amounts as it, in its sole discretion, may determine to be in the best interests of the Corporation.

     5. Subscription. The Subscriber hereby subscribes for _________ Shares at $2.50 per Share for an aggregate price of $ ________________ and has provided a check or wire transfer for that amount payable to: "Mintmire Trust Account Trust Account for the benefit of Diversified Product Inspections, Inc."


TYPE OF OWNERSHIP: Please check one:

______________ Individual (One signature required)

______________ Joint tenants with rights of survivorship (All parties must sign)

______________ Tenants by the Entirety (Both parties must sign)

______________ Tenants in common (All parties must sign)

______________ Corporation (Authorized officer must sign)

______________ Other Entity (Specify type) (Authorized party must sign)

                   Diversified Product Inspections, Inc.

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement this _____ day of ________________, 2000

Investor
Signature: __________________________________

Print Name.___________________________

Investor (If Joint Ownership)

Signature: ___________________________________

Print Name: _________________________________

                    Diversified Product Inspections, Inc.




SIGNATURE PAGE FOR CORPORATE INVESTORS

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Subscription Agreement this _____ day of _____________________, 2000 .


                                         _______________________________________
                                         Name of Corporation

                                         By: ___________________________________
                                         Signature of authorized representative

                                         Title: ________________________________
                                         Title of authorized representative

                      Diversified Product Inspections, Inc.




SIGNATURE PAGE FOR PARTNERSHIP INVESTORS

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Subscription Agreement this _____ day of _________________, 2000


                                 ________________________________________
                                 Name of Partnership

                                 By: _____________________________________
                                 Signature of general partner

                                 Title: __________________________________
                                 Title of additional general partner if required

                     Diversified Product Inspections, Inc.



SIGNATURE PAGE FOR TRUST INVESTORS

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has executed this Subscription Agreement this _____ day of ___________________, 2000



                                        ______________________________________
                                        Name of Trust

                                        By: ___________________________________
                                        Signature of Trustee

                                        Title: _________________________________
                                        Title of additional Trustee if required

                        Diversified Product Inspections, Inc.



CERTIFICATE FOR CORPORATE, PARTNERSHIP OR TRUST SUBSCRIBER



        The undersigned, an authorized officer, trustee or general partner of _______________________________________, hereby certifies that:


          (a) The Subscriber has been duly formed and is validly existing under the laws of the State of ___________________, with full power and authority to invest in Diversified Product Inspections Inc., a Florida corporation; and

          (b) The Subscriber's Subscription Agreement has been duly and validly authorized, Executed and delivered on behalf of the Subscriber, and upon the Corporations acceptance of the Subscribers subscription, the Subscription Agreement will constitute the valid, binding and enforceable agreement of the Subscriber.



________________________________________
Name of Subscriber

________________________________________
Signature of an authorized corporate
officer, general partner or trustee

____                                                        Date _______________
Title

                    Diversified Product Inspections, Inc.




ACCEPTANCE

          DIVERSIFIED PRODUCT INSPECTIONS, INC. HEREBY ACCEPTS THE SUBSCRIPTION FOR SHARES CONTAINED IN THIS SUBSCRIPTION AGREEMENT.




Diversified Product Inspections, Inc.


By:      _____________________________________
         John VanZyll
Its:     President

Date:    _________________

                    Diversified Product Inspections, Inc.

                                  Exhibit F

                    Diversified Product Inspections, Inc.
                           PURCHASER QUESTIONNAIRE

Instructions. This Purchaser Questionnaire must be completed by each person who has indicated an interest in purchasing Shares. The purpose of this Purchaser Questionnaire is to permit the Corporation to determine whether each such person meets certain standards imposed by Federal and state securities laws.

If the answer to any question is "None" or "Not Applicable," please so state.

Please complete, sign, date and return this Purchaser Questionnaire to Mintmire & Associates. Should there be any material change in the information contained herein prior to acceptance by the Corporation of your subscription for Shares, you must notify the Corporation or its authorized representative immediately.


Signed subscription documents, signed questionnaire and check to be sent to:

                           Mintmire & Associates
                           265 Sunrise Ave  #204
                           Palm Beach, Florida 33480
                           Phone (561) 832-5696
                           Fax (561) 659-5371Mintmire & Associates

QUESTIONNAIRE (Please Print or Type)

SECTION I - GENERAL INFORMATION (ALL PURCHASERS MUST COMPLETE)

Name:
         _________________________________________________________________

         Home Address (if individual) or principal place of business:

         __________________________________________________________________

Occupation (if individual):
         _______________________________________________________


         Employer (if individual):
         _______________________________________________________

                   Diversified Product Inspections, Inc.




     (c) i) Please indicate your principal state of residence (if individual) or principal place of business for the last two years:

       _______________________________________________________________

          ii) Do you have any present intention of changing the information provided in Section (c) (i) above?

                  Yes _____          No _____

iii)   If "Yes", please explain:

      ________________________________________________________________

      ________________________________________________________________

With respect to tenants in common, joint tenants, and tenants by the entirety, complete only if information differs from that above.

i)   Home Address (Principal Residence):
      ___________________________________________________________
      ___________________________________________________________
      ___________________________________________________________

      Telephone: (_____) ______________

      Social Security Number: ____________________________________

      Taxpayer Identification Number: ____________________________

      ii)     Occupation:       __________________________________

      Employer:
                ___________________________________________________________

      Business Address: ___________________________________________________

                   Diversified Product Inspections, Inc.



     ________________________________________________ _______

          iii)(A) Please indicate your state of principal residence for the last two years:

     _________________________________________________________

               (B) Do you have any intention of changing your present state of residence in the near future?

         Yes ___           No ___

(C)    If "Yes," please explain:

                   _____________________________________________________

                   _____________________________________________________

                   _____________________________________________________

SECTION 2- ACCREDITED INVESTOR STATUS

The Subscriber hereby  acknowledges that the  representations  contained in this
Section 2 are made for the purpose of qualifying the Subscriber as an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and applicable state securities laws. The Subscriber hereby represents that the statement or statements initialed below are true and correct in all respects. The Subscriber understands that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against the Subscriber for damages. PLEASE INITIAL THE APPROPRIATE STATEMENTS:

     _____ (i) I am an Accredited Investor because I had an individual net income (excluding any income attributable to my spouse) in excess of $200,000 or joint net income with my spouse in excess of $300,000 in each of the two most recent years and I reasonably expect an income of the same level in the current year.

     _____ (ii) I am an Accredited Investor because my individual net worth, or joint net worth with my spouse is, at the present time, in excess of $1,000,000.

                  Diversified Product Inspections, Inc.


     For this purpose, "net worth" refers to the fair market value of all of my assets, including home and furnishings, less all of my liabilities.

     ______ (iii) I am an Accredited Investor because I am a director or executive officer of the Corporation.

     ______ (iv) The Subscriber is an Accredited Investor because it is an entity in which all of the equity owners are Accredited Investors.

     ______ (v) I am an Accredited Investor because ___________________

     __________________________________________________________________

     ______ (vi) I am not an Accredited Investor.

I hereby certify that the information provided in this Purchaser Questionnaire is correct.


Signature:________________________________           Date:  ___________________

Print Name:_______________________________


Signature:________________________________           Date:  ___________________

Print Name:_______________________________

                         (All Subscribers Must Sign)